File Nos. 333-61759, 811-08961
As filed with the Securities and Exchange Commission on March 1, 2005

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
Pre-Effective Amendment No. __
Post-Effective Amendment No. 11
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
Amendment No. 13
(Check appropriate box or boxes.)

TIAA-CREF Life Funds
(Exact Name of Registrant as Specified in Charter)

     730 Third Avenue
New York, New York 10017-3206
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 842-2733

     Lisa Snow, Esq.
TIAA-CREF Life Funds
730 Third Avenue
New York, New York 10017-3206
(Name and Address of Agent for Service)

Copy to:
Steven B. Boehm, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Approximate Date of Proposed Public Offering:
As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)
[ ]	On (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[X] On May 1, 2005 pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

May 1, 2005

TIAA-CREF Life Funds

Prospectus

Growth Equity Fund
Growth & Income Fund
International Equity Fund
Large-Cap Value Fund
Small-Cap Equity Fund
Stock Index Fund
Social Choice Equity Fund
Real Estate Securities Fund
Bond Fund
Money Market Fund

This prospectus contains important information about the TIAA-CREF Life Funds, funds available only through the purchase of a variable annuity or other variable insurance contract issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Please read this prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

Not all of the funds listed above may be available to you under your variable insurance contract. Check your contract and any endorsements for fund availability.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY INFORMATION	4
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	4
OVERVIEW OF THE FUNDS	4
DUAL INVESTMENT MANAGEMENT STRATEGY®	4
QUANTITATIVE MANAGEMENT STRATEGY	4
GENERAL RISKS OF INVESTING IN THE FUNDS	5
GROWTH EQUITY FUND	6
GROWTH & INCOME FUND	7
INTERNATIONAL EQUITY FUND	9
LARGE-CAP VALUE FUND	10
SMALL-CAP EQUITY FUND	10
STOCK INDEX FUND	11
SOCIAL CHOICE EQUITY FUND	12
REAL ESTATE SECURITIES FUND	13
BOND FUND	14
MONEY MARKET FUND	16
PAST PERFORMANCE	16
FEES AND EXPENSES	20
MORE INFORMATION ABOUT THE FUNDS	21
ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY®	21
DUAL INVESTMENT MANAGEMENT STRATEGY®	22
GROWTH EQUITY FUND	23
GROWTH & INCOME FUND	23
INTERNATIONAL EQUITY FUND	24
LARGE-CAP VALUE FUND	25
ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY	26
QUANTITATIVE MANAGEMENT STRATEGY	26
SMALL-CAP EQUITY FUND	27
INDEX FUNDS	27
STOCK INDEX FUND	27
SPECIALTY FUNDS	28
SOCIAL CHOICE EQUITY FUND	28
REAL ESTATE SECURITIES FUND	29
FIXED-INCOME AND MONEY MARKET FUNDS	31
BOND FUND	31
MONEY MARKET FUND	32
INVESTMENT MANAGEMENT STYLES	34
MORE ABOUT RISKS	35
RISKS OF INVESTING IN THE EQUITY FUNDS	35
RISKS OF INVESTING IN THE FIXED-INCOME
AND MONEY MARKET FUNDS	36
MORE ABOUT BENCHMARKS AND OTHER INDICES	37

RUSSELL 1000® GROWTH INDEX	37
S&P 500® INDEX	37
MSCI EAFE® INDEX	38
RUSSELL 1000® VALUE INDEX	38
RUSSELL 2000® INDEX	38
RUSSELL 3000® INDEX	39
DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX	39
LEHMAN BROTHERS U.S. AGGREGATE INDEX	39
ADDITIONAL INVESTMENT STRATEGIES	40
PORTFOLIO HOLDINGS	40
PORTFOLIO TURNOVER	40
FUND MANAGEMENT	40
PORTFOLIO MANAGEMENT TEAMS	41
PRICING OF FUND SHARES	46
OFFERING, PURCHASING AND REDEEMING SHARES	47
MARKET TIMING/EXCESSIVE TRADING POLICY	48
DIVIDENDS, DISTRIBUTIONS AND TAXES	48
GENERAL MATTERS	49
VOTING RIGHTS	49
ELECTRONIC PROSPECTUSES	49
CUSTOMER COMPLAINTS	49
HOUSEHOLDING	50
IMPORTANT INFORMATION ABOUT PROCEDURES
FOR OPENING A NEW ACCOUNT	50
FINANCIAL HIGHLIGHTS	51

SUMMARY INFORMATION

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

OVERVIEW OF THE FUNDS

The ten funds offered by the TIAA-CREF Life Funds are divided into several categories reflecting different investment management techniques. They are:

ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT
STRATEGY®:
Growth Equity Fund
Growth & Income Fund
International Equity Fund
Large-Cap Value Fund

ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY:
Small-Cap Equity Fund

INDEX FUNDS:
Stock Index Fund

SPECIALTY FUNDS:
Social Choice Equity Fund
Real Estate Securities Fund

FIXED-INCOME AND MONEY MARKET FUNDS:
Bond Fund
Money Market Fund

Not all of these funds may be available to you under your variable insurance contract. Check your contract and any endorsements for fund availability.

DUAL INVESTMENT MANAGEMENT STRATEGY®

Four of the funds (the Growth Equity Fund, the Growth & Income Fund, the International Equity Fund, and the Large-Cap Value Fund) use TIAA-CREF's Dual Investment Management Strategy®, a strategy that combines active management and quantitative methods in seeking to achieve higher returns over each fund's benchmark index, while attempting to maintain a risk profile for each fund similar to its benchmark index. This strategy is described more fully in "More Information About the Funds."

QUANTITATIVE MANAGEMENT STRATEGY

One of the funds (the Small-Cap Equity Fund) uses TIAA-CREF's Quantitative Management Strategy, a strategy that uses proprietary mathematical models based on financial and investment theories to build a portfolio of stocks that outperforms the fund's stated benchmark index, while also managing the relative risk of the fund versus its benchmark index. This strategy is described more fully in "More Information about the Funds."

GENERAL RISKS OF INVESTING IN THE FUNDS

You can lose money in any of these funds, or the funds could underperform other investments. In particular, the funds are subject to the following general risks:

  Market Risk-- The risk that the price of securities may decline in response to general market and economic conditions or events.
  Company Risk (often called Financial Risk)-- The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.
  Foreign Investment Risk--The risk of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be magnified when investing in emerging market securities.
  Style Risk--The risk that securities representing either a growth investing style or a value investing style may be out of favor in the marketplace for various periods of time.
  Growth Investing Risk -- Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.
  Index Risk--This is the risk that a fund's performance will not match its index for any period of time.

For any fixed-income investments, the funds could be subject to the following additional risks:

  Interest Rate Risk – Bond or stock prices may decline or a fund's income may fall if interest rates change.
  Credit Risk (Company Risk) – A decline in a company's overall financial soundness may make it unable to pay principal and interest on bonds when due.
  Income Risk – The risk that falling interest rates will cause the fund's income to decline.
  Prepayment Risk – The risk of a decline in value for certain fixed-income securities that allow for the early prepayment of principal. Principal is repaid earlier than originally scheduled when the borrower can refinance the loan at a lower interest rate. Examples of fixed-income securities that are subject to prepayment risk include callable bonds and mortgage-backed bonds.

  Extension Risk – The risk of a decline in value for certain fixed-income securities because principal payments are not be made as early as expected. When interest rates rise, fewer homeowners have an incentive to refinance their mortgage.

Special risks associated with particular funds are discussed in the following fund summaries, and more information about the risks identified above is provided in "More About Risks" below.

An investment in TIAA-CREF Life Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GROWTH EQUITY FUND
INVESTMENT	The fund seeks a favorable long-term return,
OBJECTIVE	mainly through capital appreciation, primarily
from equity securities.

PRINCIPAL	The fund uses the Dual Investment
INVESTMENT	Management Strategy® and invests at least
STRATEGIES	80% of its assets in equity securities that the
managers believe present the opportunity for
growth. Generally, these equity securities will
be those of large-capitalization companies in
new and emerging areas of the economy and
companies with distinctive products or
promising markets. The active managers look
for companies that they believe have the
potential for strong earnings or sales growth, or
that appear to be mispriced based on current
earnings, assets or growth prospects. The fund
can also invest in large, well-known,
established companies, particularly when we
believe that the companies offer new or
innovative products, services or processes that
may enhance their future earnings. The fund
can also invest in companies expected to
benefit from prospective acquisitions,
reorganizations, corporate restructurings or
other special situations. The fund may invest
up to 20% of its total assets in foreign
investments. The benchmark index for the fund
is the Russell 1000® Growth Index. (Russell
1000 is a trademark and a service mark of the
Frank Russell Company.)

SPECIAL	The fund is subject to special risks of investing
INVESTMENT	in growth stocks. This means the fund will
RISKS	probably be more volatile than the overall
stock market. You can lose money by investing
in any of these funds, or the funds could
underperform other investments.

WHO MAY	The fund may be appropriate for investors who
WANT TO	want a favorable long-term total return through
INVEST	capital appreciation but who are willing to
tolerate fluctuations in value and who want to
invest in a fund with a profile similar to the
fund's benchmark index.

GROWTH & INCOME FUND
INVESTMENT	The fund seeks a favorable long-term total
OBJECTIVE	return through both capital appreciation and
investment income, primarily from income-
producing equity securities.

PRINCIPAL	The fund uses the Dual Investment
INVESTMENT	Management Strategy® and invests at least
STRATEGIES	80% of its assets in income-producing equity
securities. The fund looks for equity securities
of larger, well-established, mature growth
companies that we believe are attractively
priced, show the potential to increase in value
faster than the rest of the market, and offer a
growing stream of dividend income. The fund
also may invest in rapidly-growing smaller
companies and may invest up to 20% of its
total assets in foreign securities. The
benchmark index for the fund is the Standard
& Poor's 500 ("S&P 500® ") Index.

SPECIAL	There are special risks associated with
INVESTMENT	investments in stocks paying relatively-high
RISKS	dividends. These stocks may significantly
underperform other stocks during periods of
rapid market appreciation. In addition, by
focusing on the securities of larger companies,
the fund carries with it the risk that it may have
fewer opportunities to identify securities that
the market misprices and that these companies
may grow more slowly than the economy as a
whole or not at all. You can lose money by
investing in any of these funds, or the funds
could underperform other investments.

WHO MAY	The fund may be appropriate for investors who
WANT TO	want capital appreciation and income but who
INVEST	also can accept the risk of market fluctuations
and who want to invest in a fund with a profile
similar to the fund's benchmark index.

INTERNATIONAL EQUITY FUND

INVESTMENT	The fund seeks a favorable long-term total
OBJECTIVE	return, mainly through capital appreciation,
primarily from equity securities of foreign

issuers.

PRINCIPAL	The fund uses the Dual Investment
INVESTMENT	Management Strategy® and invests at least
STRATEGIES	80% of its assets in equity securities of foreign
issuers. The active managers select individual
stocks and let the fund's country and regional
asset allocations evolve from their stock
selection. We look for companies of all sizes
that have certain characteristics such as
sustainable earnings growth, consistent
generation of free cash flow and stock prices
that do not fully reflect the stock's potential
value, based on current earnings, assets, and
long-term growth prospects. The benchmark
index for the fund is the Morgan Stanley
Capital International EAFE® (Europe,
Australasia, Far East) Index (the "MSCI
EAFE® Index").

SPECIAL	Foreign investment risk is the most important
INVESTMENT	risk of investing in this fund. These risks are
RISKS	even more pronounced for investments in
issuers located in countries with emerging
economies and securities markets. Changes in
currency exchange rates, the possible
imposition of market controls, currency
exchange controls, or foreign taxes, lower
liquidity and higher volatility in some foreign
markets and/or political, social or diplomatic
events could reduce the value of the fund's
investments. You can lose money by investing
in any of these funds, or the funds could
underperform other investments.

WHO MAY	The fund may be appropriate for investors who
WANT TO	seek high long-term total returns, who
INVEST	understand the advantages of diversification
across international markets, who are willing to
tolerate the greater risks of foreign investments
and who want to invest in a fund with a profile
similar to the fund's benchmark index.

LARGE-CAP VALUE FUND

INVESTMENT	The fund seeks a favorable long-term total
OBJECTIVE	return, mainly through capital appreciation,
primarily from equity securities of large
domestic companies.

PRINCIPAL	The fund uses the Dual Investment
INVESTMENT	Management Strategy® and invests at least
STRATEGIES	80% of its assets in equity securities of large
domestic companies. The fund uses a variety
of comparative valuation criteria to determine
whether shares of a particular company might
be undervalued, including: previous historical
valuations of the same security; valuations of
comparable securities; various financial ratios;
and the free cash flow generated by the
company. The fund may invest up to 20% of
its total assets in foreign investments. The
benchmark index for the fund is the Russell
1000® Value Index.

SPECIAL	The fund is subject to substantial style risk in
INVESTMENT	that value investing may fall out of favor with
RISKS	investors. You can lose money by investing in
any of these funds, or the funds could
underperform other investments.

WHO MAY	The fund may be appropriate for investors
WANT TO	who are looking for long-term total return
INVEST	through capital appreciation using a value
investment style and who want to invest in a
fund with a profile similar to the fund's
benchmark index.

SMALL-CAP EQUITY FUND

INVESTMENT	The fund seeks a favorable long-term total
OBJECTIVE	return, mainly through capital appreciation,
primarily from equity securities of smaller
domestic companies.

PRINCIPAL	The fund invests at least 80% of its assets in
INVESTMENT	equity securities of smaller domestic
STRATEGIES	companies, across a wide range of sectors,
growth rates and valuations, which appear to
have favorable prospects for significant
long-term capital appreciation. The fund
uses the Quantitative Management Strategy,
a strategy that uses proprietary mathematical
models based on financial and investment
theories to build a portfolio of stocks
designed to add returns versus the fund's
stated benchmark index, while also
managing the relative risk of the fund versus
its benchmark. The benchmark index for the
fund is the Russell 2000® Index.

SPECIAL	The fund is exposed to the risks of investing
INVESTMENT	in equity securities of smaller companies.
RISKS	Small company securities may experience
steeper fluctuations in price than the
securities of larger companies. You can lose
money by investing in any of these funds, or
the funds could underperform other
investments.

WHO MAY	The fund may be appropriate for investors
WANT TO	who desire capital appreciation and who are
INVEST	comfortable with the risks of investing in
small domestic companies.

STOCK INDEX FUND

INVESTMENT	The fund seeks a favorable long-term total
OBJECTIVE	return, mainly from capital appreciation, by
investing primarily in a portfolio of equity
securities selected to track the overall U.S.
equity markets.

PRINCIPAL	The fund is designed to track U.S. equity
INVESTMENT	markets as a whole and invests substantially
STRATEGIES	all of its net assets in stocks in the Russell
3000® Index. The fund uses a sampling
approach to create a portfolio that closely
matches the overall investment
characteristics (for example, market
capitalization and industry weightings of
securities) of the index without actually
investing in all 3,000 stocks in the index.

SPECIAL	While the fund attempts to closely track the
INVESTMENT	Russell 3000® Index, it does not duplicate the
RISKS	composition of the index. Therefore, the
fund cannot guarantee that its performance
will match the Russell 3000® Index for any
period of time. You can lose money by
investing in any of these funds, or the funds
could underperform other investments.

WHO MAY	The fund may be appropriate for investors
WANT TO	who seek a fund that tracks the return of a
INVEST	broad U.S. equity market index.

SOCIAL CHOICE EQUITY FUND

INVESTMENT	The fund seeks a favorable long-term total
OBJECTIVE	return that reflects the investment
performance of the overall U.S. stock market
while giving special consideration to certain
social criteria.

PRINCIPAL	The fund invests primarily in equity
INVESTMENT	securities that meet its social criteria. The
STRATEGIES	fund attempts to track the return of the U.S.
stock market as represented by the Russell
3000® Index, while investing only in
companies whose activities are consistent
with the fund’s social criteria. It does this by
investing in companies included in the KLD
Research & Analytics, Inc.’s (“KLD”) Broad
Market Social IndexSM (the “KLD BMS
Index”), which is a subset of companies in
the Russell 3000® Index screened to
eliminate companies that do not meet certain
“social” criteria.

SPECIAL	Because its social criteria exclude securities
INVESTMENT	of certain issuers for non-financial reasons,
RISKS	this fund may forgo some market
opportunities available to funds that don't use
these criteria. You can lose money by
investing in any of these funds, or the funds
could underperform other investments.

WHO MAY	The fund may be appropriate for investors
WANT TO	who seek a broadly-based equity investment
INVEST	that excludes companies based on certain
"social" criteria.

REAL ESTATE SECURITIES FUND

INVESTMENT	The fund seeks to obtain a favorable long-term
OBJECTIVE	total return through both capital appreciation and
current income, by investing primarily in equity
and fixed-income securities of companies
principally engaged in or related to the real estate
industry.

PRINCIPAL	The fund invests at least 80% of its assets in the
INVESTMENT	equity and fixed-income securities of companies
STRATEGIES	that are principally engaged in or related to the real
estate industry ("real estate securities"), including
those that own significant real estate assets, such as
real estate investment trusts ("REITs"). The fund
does not invest directly in real estate. The fund
concentrates its investments in the real estate
industry. The fund is actively managed using a
research-oriented process with a focus on cash
flows, asset values and our belief of management’s
ability to increase shareholder value. The
benchmark index for the fund is the Dow Jones
Wilshire Real Estate Securities Index.

SPECIAL	The fund is subject to the special risks of real
INVESTMENT	estate investing, described below. Because the fund
RISKS	concentrates its investments in only one industry
and holds securities of relatively few issuers, the
value of its portfolio is likely to experience greater
fluctuations and may be subject to a greater risk of
loss than those of other mutual funds. In addition,
the fund is subject to all of the risks associated
with the ownership of real estate. These risks
include: declines in the value of real estate,
negative changes in the climate for real estate,
risks related to general and local economic
conditions, over-building and increased
competition, decreases in property revenues,
increases in property taxes and operating expenses,
changes in zoning laws, casualty or condemnation
losses, limitations on rents, changes in
neighborhood values, the appeal of properties to
tenants, leveraging of interests in real estate,
increases in prevailing interest rates, and costs
resulting from the clean-up of environmental
problems. You can lose money by investing in any
of these funds, or the funds could underperform

other investments.

WHO MAY	The fund may be appropriate for investors who
WANT TO	want capital appreciation and income, who are
INVEST	looking to diversify their investments by investing
in real estate securities, and who are willing to
accept the risk of investing in real estate securities.

BOND FUND

INVESTMENT	The fund seeks as favorable a long-term total
OBJECTIVE	return through income as is consistent with
preserving capital, primarily from
investment-grade fixed-income securities.

PRINCIPAL	The fund invests at least 80% of its assets in
INVESTMENT	investment-grade bonds and other fixed-
STRATEGIES	income securities. Bonds of this type may
include U.S. Government securities,
corporate bonds and mortgage-backed or
other asset-backed securities. The fund
overweights or underweights individual
securities or sectors relative to its benchmark
index when we believe that we can take
advantage of what appear to be undervalued,
overlooked or misunderstood issuers that
offer the potential to boost returns above that
of the index. The fund is managed to
maintain a duration that is similar to that of
its benchmark index. The fund may invest
up to 15% of its total assets in fixed-income
securities of foreign issuers. The benchmark
index for the fund is the Lehman Brothers
U.S. Aggregate Index.

SPECIAL	The fund is subject to substantial interest rate
INVESTMENT	risk and significant prepayment and
RISKS	extension risk as well as company risk,
income risk, moderate credit risk, moderate
foreign investment risk and moderate index
risk. You can lose money by investing in any
of these funds, or the funds could
underperform other investments.

WHO MAY	The fund may be appropriate for those who
WANT TO	want to invest in a general high-quality
INVEST	fixed-income fund.

MONEY MARKET FUND

INVESTMENT	The fund seeks high current income
OBJECTIVE	consistent with maintaining liquidity and

preserving capital.

PRINCIPAL	The fund invests primarily in high-quality
INVESTMENT	short-term money market instruments. It
STRATEGIES	limits its investments to securities that
present minimal credit risk and are rated in
the highest rating categories for short-term
instruments. The fund seeks to preserve the
value of your investment at $1.00 per share,
although there is no guarantee that it will be
successful in doing so. The benchmark
index for the fund is the iMoneyNet Money
Fund Report Average - All Taxable.

SPECIAL	The principal risk of investing in the Money
INVESTMENT	Market Fund is current income risk—that is,
RISKS	the income the fund receives may fall as a
result of a decline in interest rates. An
investment in the Money Market Fund, like
the other funds, is not insured or guaranteed
by the Federal Deposit Insurance
Corporation or any other government
agency. Although the fund seeks to preserve
the value of your investment at $1.00 per
share, it is possible to lose money by

investing in the fund.

WHO MAY	The fund may be suitable for conservative
WANT TO	investors who are looking for a high degree
INVEST	of principal stability and liquidity, and are
willing to accept returns that may be lower
than those offered by longer-term fixed-
income investments.

PAST PERFORMANCE

The following bar charts and performance table help illustrate some of the risks of investing in the TIAA-CREF Life Funds and how investment performance varies. The bar charts show each fund's annual returns for each calendar year it has been publicly available (note that the Stock Index Fund was made available on January 4, 1999, so the performance in 1999 is as of that date). Below the charts we note each fund's best and worst returns for a calendar quarter during that period. The performance table shows each fund's returns, and how those returns compare to those of broad-based securities market indexes. How the funds have performed in the past is not necessarily an indication of how they will perform in the future. The returns shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. With these contractual fees, the returns would have been lower.

GROWTH EQUITY FUND

[bar chart]	[bar chart]	[bar chart]	[bar chart]
-22.81%	-30.01%	28.30%	______ %
2001	2002	2003	2004

Best quarter: _____ % for the quarter ended ________________ . Worst Quarter: _____ % for the quarter ended ________________ .

GROWTH & INCOME FUND

[bar chart]	[bar chart]	[bar chart]	[bar chart]
-13.13%	-23.95%	26.39%	______%
2001	2002	2003	2004

>Best quarter: _____ % for the quarter ended ________________ . Worst Quarter: _____ % for the quarter ended ________________ .

INTERNATIONAL EQUITY FUND

[bar chart]	[bar chart]	[bar chart]	[bar chart]
-23.81%	-14.40%	41.06%	______%
2001	2002	2003	2004

Best quarter: _____ % for the quarter ended ________________ . Worst Quarter: _____ % for the quarter ended ________________ .

LARGE-CAP VALUE FUND

[bar chart]	[bar chart]

33.23%	______%
2003	2004

Best quarter: _____ % for the quarter ended ________________ . Worst Quarter: _____ % for the quarter ended ________________ .

SMALL-CAP EQUITY FUND

[bar chart]	[bar chart]

48.95%	______%
2003	2004

Best quarter: _____ % for the quarter ended ________________ . Worst Quarter: _____ % for the quarter ended ________________ .

STOCK INDEX FUND

[bar chart]	[bar chart]	[bar chart]	[bar chart]	[bar chart]	[bar chart]
21.20%	-7.38%	-11.44%	-21.38%	30.85%	______	%
1999	2000	2001	2002	2003	2004

Best quarter: _____ % for the quarter ended ________________ . Worst Quarter: _____ % for the quarter ended ________________ .

SOCIAL CHOICE EQUITY FUND

[bar chart]	[bar chart]	[bar chart]	[bar chart]
-12.72%	-20.68%	30.03%	______	%
2001	2002	2003	2004

Best quarter: _____ % for the quarter ended ________________ . Worst Quarter: -_____% for the quarter ended ________________ .

REAL ESTATE SECURITIES FUND

[bar chart]	[bar chart]

39.96%	______%
2003	2004

Best quarter: _____ % for the quarter ended ________________ . Worst Quarter: _____ % for the quarter ended ________________ .

BOND FUND

[bar chart]

______%

2004

Best quarter: _____ % for the quarter ended ________________ . Worst Quarter: _____ % for the quarter ended ________________ .

MONEY MARKET FUND

[bar chart] ______% 2004

Best quarter: _____ % for the quarter ended ________________ . Worst Quarter: _____ % for the quarter ended ________________ .

AVERAGE ANNUAL TOTAL RETURNS

	ONE YEAR (JANUARY 1, 2004 TO DECEMBER 31, 2004)	FIVE YEARS (JANUARY 1, 2000 TO DECEMBER 31, 2004)	SINCE INCEPTION (1) TO DECEMBER 31, 2004

Growth Equity Fund	_____%	N/A	_____%
Russell 1000® Growth	_____%	N/A	_____%
Index
Growth & Income Fund	_____%	N/A	_____%
S&P 500® Index	_____%	N/A	_____%
International Equity Fund	_____%	N/A	_____%
Morgan Stanley Capital	_____%	N/A	_____%
International EAFE®
(Europe,
Australasia and Far East)
Index
Large-Cap Value Fund	_____%	N/A	_____%
Russell 1000® Value	_____%	N/A	_____%
Index
Small-Cap Equity Fund	_____%	N/A	_____%
Russell 2000® Index	_____%	N/A	_____%
Stock Index Fund	_____%	_____%	_____%
Russell 3000® Index	_____%	_____%	_____%
Social Choice Equity Fund	_____%	N/A	_____%
Russell 3000® Index	_____%	N/A	_____%
Real Estate Securities Fund	_____%	N/A	_____%
Dow Jones Wilshire	_____%	N/A	_____%
Real Estate Securities
Index
Bond Fund	_____%	N/A	_____%
Lehman Brothers U.S.	_____%	N/A	_____%
Aggregate Index
Money Market Fund	_____%	N/A	_____%
IMoneyNet Money	_____%	N/A	_____%
Fund Report Average-All

(1)	For the Stock Index Fund, January 4, 1999. For the Growth Equity Fund, the Growth & Income Fund, the International Equity Fund, and the Social Choice Equity Fund, April 3, 2000. For the Large-Cap Value Fund, the Small-Cap Equity Fund, and the Real Estate Securities Fund, October 28, 2002. For the Bond Fund and the Money Market Fund, _____________, 2003.

FEES AND EXPENSES

The following table describes the fees and expenses that you pay if you buy and hold shares of the funds. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds.

SHAREHOLDER FEES (DEDUCTED DIRECTLY FROM GROSS AMOUNT OF
TRANSACTION)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

	Management Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Growth Equity Fund	0.25%	None	0.25%
Growth & Income Fund	0.23%	None	0.23%
International Equity Fund	0.29%	None	0.29%
Large-Cap Value Fund	0.24%	None	0.24%
Small-Cap Equity Fund	0.10%	None	0.10%
Stock Index Fund	0.06%	None	0.06%
Social Choice Equity Fund	0.07%	None	0.07%
Real Estate Securities Fund	0.25%	None	0.25%
Bond Fund	0.10%	None	0.10%
Money Market Fund	0.06%	None	0.06%

(1)	Because Advisors is responsible for providing or obtaining at its own expense all services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis, the funds’ Other Expense are included in the management fee.

EXAMPLE

This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the funds' operating expenses remain the same. The expenses reflected in this example do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the funds. If those fees were included, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Growth Equity Fund	$___	$___	$___	$___
Growth & Income Fund	$___	$___	$___	$___
International Equity Fund	$___	$___	$___	$___
Large-Cap Value Fund	$___	$___	$___	$___
Small-Cap Equity Fund	$___	$___	$___	$___
Stock Index Fund	$___	$___	$___	$___
Social Choice Equity Fund	$___	$___	$___	$___
Real Estate Securities Fund	$___	$___	$___	$___
Bond Fund	$___	$___	$___	$___
Money Market Fund	$___	$___	$___	$___

MORE INFORMATION ABOUT THE FUNDS

This section provides more information about each fund's investment objective, the principal investment strategies and techniques each fund uses to accomplish its objective, and the principal types of securities each fund purchases. These policies and techniques are not fundamental and may be changed by TIAA- CREF Life Funds' board of trustees without shareholder approval However, we will notify you of any significant changes. For a complete listing of the funds' policies and restrictions, see the Statement of Additional Information (SAI). No one can assure that a fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The use of a particular benchmark index by a fund is not a fundamental policy and can be changed without shareholder approval. We will notify you before we make such a change.

Each fund has a policy of investing at least 80% of its assets in the particular type of securities implied by its name. Shareholders will receive at least 60 days’ prior notice before changes are made to this policy.

Each fund may, for temporary defensive purposes, invest some or all of its assets in cash and money market instruments. In doing so, the fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

For complete information about the general risks of investing in the funds, see “More about Risks” on page ___.

ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY®

DUAL INVESTMENT MANAGEMENT STRATEGY®

The Dual Investment Management Strategy® seeks to achieve higher returns over each fund's benchmark index, while attempting to maintain a risk profile for each fund similar to its benchmark index.

Each fund selects a benchmark index that represents the universe of securities in which it may invest. This provides a degree of transparency to investors while simultaneously helping to protect against style drift from each fund's benchmark index.

The Dual Investment Management Strategy® uses a portfolio investment management team approach combining active management and quantitative methods to select securities.

  Certain team members focus on active stock selection within the fund's benchmark index universe. They select stocks that they believe offer superior returns. They also identify less attractive stocks to avoid or underweight.
  Other team members use quantitative analysis to build an overall portfolio based on the fund’s benchmark index. This quantitative analysis involves the use of mathematical models and computer programs designed to narrow the differences between the fund portfolio’s overall financial and risk characteristics and those of its benchmark index. The quantitative team managers may also attempt to outperform the benchmark index by over- or underweighting certain stocks relative to the index by small amounts, based on proprietary scoring models.

Using the Dual Investment Management Strategy®, we have the flexibility to allocate between active and quantitative management, based upon investment opportunities that we perceive to be available at any particular time. Team members seek to create value and limit the additional volatility usually associated with active stock selection. Overall, the approach enables the funds to remain fully invested when investment opportunities for active management are limited, and more diversified than active management alone would typically provide.

The Dual Investment Management Strategy® is based upon our understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in the portfolio management team’s stock selection and quantitative analysis.

The Growth Equity, Growth & Income, International Equity, and Large-Cap Value Funds use TIAA-CREF's Dual Investment Management Strategy®.

The benchmarks for each fund currently are as follows:

Fund	Benchmark
Growth Equity Fund	Russell 1000® Growth Index
Growth & Income Fund	S&P 500® Index
International Equity Fund	MSCI EAFE® (Europe, Australasia, Far East)

Index
Large-Cap Value Fund	Russell 1000® Value Index

GROWTH EQUITY FUND

The GROWTH EQUITY FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

The fund uses the Dual Investment Management Strategy® and normally invests at least 80% of its assets in equity securities that the managers believe present the opportunity for growth. Generally, these equity securities will be those of large-capitalization companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects.

The fund may also invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

The Growth Equity Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy®, the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund's benchmark index, the Russell 1000® Growth Index (Russell 1000 is a trademark and a service mark of the Frank Russell Company). The quantitative team attempts to control the risk of the fund underperforming the benchmark index while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk and foreign investment risk. It is also subject to special risks of investing in growth stocks. Funds investing in securities of large companies also have the risk that these companies may grow more slowly than the economy as a whole or not at all. Similarly, by focusing on the securities of large companies, the fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices. In addition, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the fund's performance is often more volatile than the overall stock market, and it could significantly underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this fund.

GROWTH & INCOME FUND

The GROWTH & INCOME FUND seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

The fund uses the Dual Investment Management Strategy® and normally invests at least 80% of its assets in income-producing equity securities. The fund looks for equity securities of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to increase in value faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries, with premium product lines. We also look for companies with management dedicated to creating shareholder value. The fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy®, the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund's benchmark index, the Standard & Poor's 500 ("S&P 500®") Index. The quantitative team attempts to control the risk of the fund underperforming the benchmark index while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk, modest foreign investment risk and income risk. In addition, there are special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. As with any mutual fund, you can lose money by investing in this fund.

INTERNATIONAL EQUITY FUND

The INTERNATIONAL EQUITY FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The fund uses the Dual Investment Management Strategy® and normally invests at least 80% of its assets in equity securities of foreign issuers. The fund has a policy of maintaining investments of equity securities of foreign issuers located in at least three countries other than the United States. The active managers select individual stocks, and let the fund's country and regional asset allocations evolve from their stock selection. We do, however, regularly manage the fund's sector and country exposure against the fund's benchmark, the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (the "MSCI EAFE® Index"), in order to control risk.

The fund looks for companies of all sizes with;

  sustainable earnings growth;
  focused management with successful track records;
  unique and easy-to-understand franchises (brands);
  stock prices that do not fully reflect the stock's potential value, based on current earnings, assets, and long-term growth prospects; and
  consistent generation of free cash flow.

Using the Dual Investment Management Strategy®, the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund's benchmark index. The quantitative team attempts to control the risk of the fund underperforming the benchmark index while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The fund is subject to substantial foreign investment risk and above-average market risk and company risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. While the fund currently does not anticipate having many investments in emerging markets based on active stock selection, emerging market securities may be selected through quantitative analysis that is designed to track the performance of the emerging markets segment of the MSCI EAFE® Index. The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this fund.

Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties in interpretation because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the fund are subject to a variety of special restrictions in many such countries.

LARGE-CAP VALUE FUND

The LARGE-CAP VALUE FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

The fund uses the Dual Investment Management Strategy® and normally invests at least 80% of its assets in equity securities of large domestic companies, as defined by the fund's benchmark index (the Russell 1000® Value Index) that appear undervalued by the market based on our evaluation of their potential worth.

The fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

  analyses of historical valuations of the same security;
  valuations of comparable securities in the same sector or the overall market;
  various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and
  free cash flow generated by the company.

The fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy®, the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund's benchmark index. The market capitalization ranges and overall risk and return profile of the fund are likely to be roughly comparable to the fund's Russell 1000 Value® Index benchmark. The quantitative team attempts to control the risk of the fund underperforming the benchmark index while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk and moderate foreign investment risk. In addition, the fund is subject to substantial style risk in that value investing may fall out of favor with investors. Likewise, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or overpriced) when acquired. As with any mutual fund, you can lose money by investing in this fund.

ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY

QUANTITATIVE MANAGEMENT STRATEGY

TIAA-CREF's Quantitative Management Strategy works differently from either the Dual Investment Management Strategy® or indexing in how it builds a portfolio of stocks. Essentially, quantitative management uses proprietary mathematical models based on financial and investment theories to evaluate and score a broad universe of the stocks in which the fund invests. These models typically weight many different variables, including:

  the valuation of the individual stock versus the market or its peers;
  future earnings and sustainable growth prospects; and
  the price and volume trends of the stock.

The score is used to form the portfolio, along with the following additional inputs:

  weightings of the stock, and its corresponding sector, in the benchmark;
  correlations between the performance of the stocks in the universe; and
  trading costs.

Overall, the goal of TIAA-CREF's quantitative management area is to build a portfolio of stocks that outperforms the fund's stated benchmark index, while also managing the relative risk of the fund versus its benchmark index.

The Quantitative Management Strategy is based upon our understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in the portfolio management team’s analysis.

SMALL-CAP EQUITY FUND

The SMALL-CAP EQUITY FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

The fund uses the Quantitative Management Strategy and normally invests at least 80% of its assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.

The fund seeks to add incremental return over its stated benchmark index, the Russell 2000® Index, while also managing the relative risk of the fund versus its benchmark index.

SPECIAL INVESTMENT RISKS: The fund is subject to market risk and very substantial company risk. The fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities. As with any mutual fund, you can lose money by investing in this fund.

INDEX FUNDS

STOCK INDEX FUND

The STOCK INDEX FUND seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

The fund is designed to track U.S. equity markets as a whole and invests substantially all of its net assets in stocks in the Russell 3000® Index. The Stock Index Fund uses indexing, a strategy that seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track its benchmark index. As part of its indexing strategy, the Stock Index Fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index. The Stock Index Fund does not use either the Dual Investment Management Strategy® or the Quantitative Management Strategy.

SPECIAL INVESTMENT RISKS: The fund is subject to substantial market and index risk as well as more than moderate company risk. Although the fund attempts to closely track the investment performance of its index, it does not duplicate the composition of the index. Therefore, the fund cannot guarantee that its performance will match its index for any period of time. In addition, the prices of equity securities of smaller, lesser-known companies, which make up a small portion of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited operating histories and lack management depth. Such securities also may be thinly-traded. As with any mutual fund, you can lose money by investing in this fund.

SPECIALTY FUNDS

SOCIAL CHOICE EQUITY FUND

The SOCIAL CHOICE EQUITY FUND seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The fund attempts to track the return of the Russell 3000® Index. It does this primarily by investing in companies included in the KLD Broad Market Social Index (“KLD BMS Index”)1 which is a socially screened subset of companies in the Russell 3000 so that the fund’s portfolio approaches the overall investment characteristics of the Russell 3000.

Companies that are currently excluded from the KLD BMS Index include:

  Companies that derive any revenues from the manufacture of alcohol or tobacco products, and retailers that derive significant revenues from the sale of alcohol or tobacco;
  Companies that derive any revenues from gambling;
  Companies that derive any revenue from the manufacture of firearms and/or ammunition, and retailers that derive significant revenues from the sale of firearms and/or ammunition;
  Companies that derive significant revenues from the production of military weapons; and
  Electric utilities that own interests in nuclear power plants.

The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area do not automatically eliminate the company from the KLD BMS Index. Instead, KLD bases its screening decisions both on the company’s social performance in these

1The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD. KLD is not responsible for and has not reviewed the fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

       KLD's publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD MAKES NO EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KLD INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

     The KLD BMS IndexSM is derived from the constituents of the Russell 3000® Index. The Russell 3000® Index is a trademark/service mark of the Frank Russell Company (FRC). The use of the Russell 3000® Index as the universe for the KLD BMS Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD BMS Index or of the investment in any or all of the securities upon which the Russell Indices or KLD Indices are based.

areas relative to its industry peers, and the general social and environmental impact of the industries to which each company belongs. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the KLD BMS Index:

  Safe and useful products, including a company’s record with respect to product safety, marketing practices, commitment to quality and research and development;
  Employee relations, including a company’s record with respect to labor matters, workplace safety, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans;
  Human rights, including relations with indigenous peoples, non-U.S. labor relations, and operations in countries that KLD considers to have widespread and well-documented labor rights abuses;
  Corporate citizenship, including a company’s record with respect to philanthropic activities, community relations, and impact of operations on communities;
  Corporate Governance, including executive compensation, tax disputes, and accounting practices;
  Environmental performance, including a company’s record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and
  Diversity, including a company’s record with respect to promotion of women and minorities, equal employment opportunities, family friendly employee benefits, and contracts with women and minority suppliers.

The KLD BMS Index is reconstituted once a year based on an updated list of the companies comprising the Russell 3000® Index. As of December 31, 2004, the KLD BMS Index comprised approximately 2,273 companies in the Russell 3000 that passed certain exclusionary and qualitative screens.

The fund may invest in U.S. Government securities and in securities issued by foreign governments or their agencies or instrumentalities as approved by our Corporate Governance and Social Responsibility Committee. The fund may also buy futures contracts and other derivative instruments for hedging and for cash management purposes. The fund may invest up to 15% of its total assets in foreign investments.

SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk, and moderate index risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this fund may forgo some market opportunities available to funds that don't use these criteria. As with any mutual fund, you can lose money by investing in this fund.

REAL ESTATE SECURITIES FUND

The REAL ESTATE SECURITIES FUND seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

The fund normally invests at least 80% of its assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry ("real estate securities"), including those that own significant real estate assets, such as real estate investment trusts ("REITs"). The fund does not invest directly in real estate. The fund concentrates its investments in the real estate industry. The fund is actively managed using a value-driven, research-oriented process with a focus on cash flows, asset values and our belief of managements' ability to increase shareholder value.

An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long- term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The fund also may invest up to 10% of its total assets in real estate securities of foreign issuers and up to 20% of its total assets in equity and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the fund is the Dow Jones Wilshire Real Estate Securities Index. The market capitalization ranges and overall risk and return profile of the fund are likely to be roughly comparable to the fund's benchmark index.

SPECIAL INVESTMENT RISKS: The fund is subject to the special risks of real estate investing, described below. It is also subject to interest rate risk, income risk, substantial market risk and very substantial company risk. Further, because the fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating meaning that a specific term of existence is provided for in their trust documents. In acquiring the securities of REITs, the fund runs the risk that they will sell them at an inopportune time.

The fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. As with any mutual fund, you can lose money by investing in this fund.

FIXED-INCOME AND MONEY MARKET FUNDS

BOND FUND

The BOND FUND seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.

The fund normally invests at least 80% of its assets in investment-grade bonds and other bonds. The fund also invests in other fixed-income securities. Bonds of this type may include U.S. Government securities, corporate bonds and mortgage-backed or other asset-backed securities. We do not rely exclusively on rating agencies when making investment decisions. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events. The fund overweights or underweights individual securities or sectors relative to its benchmark index, the Lehman Brothers U.S. Aggregate Index, when we believe that we can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index. The fund is managed to maintain an average duration that is similar to the Lehman Brothers U.S. Aggregate Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2004, the duration of the Lehman Brothers U.S. Aggregate Index was 4.34 years. By keeping the duration of the fund close to that of the index, the returns due to changes in interest rates should be similar between the fund and the index. The fund may invest up to 15% of its total assets in fixed-income securities of foreign issuers.

The Bond Fund’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest.

The fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the fund advisor’s ability to predict correctly mortgage prepayments and interest rates.

The fund may also engage in duration-neutral relative value trading, a strategy in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve (i.e., differences in yield between short-term and long-term securities). The duration-neutral relative value trading strategy is designed to enhance the fund’s returns but increases the fund’s portfolio turnover rate.

SPECIAL INVESTMENT RISKS: The fund is subject to substantial interest rate risk and significant prepayment and extension risk as well as company risk, income risk, moderate credit risk, moderate foreign investment risk and moderate index risk. The value of securities held by the fund changes in response to daily changes in prevailing market interest rates. Although the fund invests primarily in investment grade securities, market values for such securities can still vary independent of interest rate changes, depending upon the market evaluation of general credit conditions and liquidity.

Under the fund’s mortgage roll investment strategy, there is a risk that the fund’s advisor will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the fund compared with what such performance would have been without the use of the strategy.

Securities originally rated “investment grade” are sometimes subsequently downgraded, should a ratings agency like Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) believe the issuer’s business outlook or creditworthiness has deteriorated. We will attempt to sell any security held by the fund which is downgraded to a below investment grade rating as promptly as possible, consistent with the best interests of the fund. Lower-rated bonds can at times be harder to sell than investment grade bonds, and their prices can be more volatile and more difficult to determine than the prices of higher-quality securities. As with any fund, you can lose money by investing in this fund.

MONEY MARKET FUND

The MONEY MARKET FUND seeks high current income consistent with maintaining liquidity and preserving capital.

We seek to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the fund’s assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. We cannot assure you that we will be able to maintain a stable net asset value of $1.00 per share for this fund.

The fund will invest primarily in:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable- rate, floating-rate, or variable-amount securities of domestic or foreign companies;

(2)	Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt;

(3)	Securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)	Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

(9)	Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The Money Market Fund will only purchase money market instruments that at the time of purchase are “First Tier Securities,” that is, instruments rated within the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The fund can also invest up to 30 percent of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the fund may make other investments consistent with its investment objective and policies.

SPECIAL INVESTMENT RISKS: The principal risk of investing in the Money Market Fund is current income risk—that is, the income the fund receives may fall as a result of a decline in interest rates. To a lesser extent, the fund is also subject to credit risk and interest rate risk and prepayment risk and extension risk. The use of the Money Market Fund’s benchmark index by the fund is not a fundamental policy and can be changed. No one can assure that the fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. An investment in the Money Market Fund, like the other funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

INVESTMENT MANAGEMENT STYLES

GROWTH INVESTING. This is a portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer's earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company's securities.

VALUE INVESTING. This is a portfolio management style that typically involves seeking securities that:

  Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to- earnings and stock price-to-cash flow);
  Can be acquired for less than what one believes is the issuer's potential value; and
  Appear attractive using discounted cash flow models.

Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of "special situation" companies. A special situation company is one that is believed to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer's potential value involves fundamental research and analysis of such companies and issuers.

MORE ABOUT RISKS

Risks of Investing in the Equity Funds

In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the funds that hold equity securities may increase or decrease.

An investment in an equity fund or a specialty fund will be subject to the following principal investment risks described below:

  Market Risk— The risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that a fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. This is known as market risk. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and therefore trends often vary from country to country and region to region.

  Company Risk (often called Financial Risk)— The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

The funds that make foreign investments are subject to:

  Foreign Investment Risk—The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

  The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the fund are subject to a variety of special restrictions in many such countries.

The funds that are managed according to a growth or value investment style are subject to:

  Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Funds, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a Fund’s growth investing or value investing style falls out of favor with investors for a period of time.

The funds that are managed according to a growth investment style are subject to:

  Risks of Growth Investing — Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

The index funds are subject to:

  Index Risk. This is the risk that a fund’s performance will not match its index for any period of time. Although each index fund attempts to closely track the investment performance of its respective index, an index fund may not duplicate the exact composition of its index. In addition, unlike a fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an index fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, none of the index funds can guarantee that its performance will match its index for any period of time.

Risks of Investing in the Fixed-Income and Money Market Funds

An investment in a fixed-income fund will be subject to the following principal investment risks described below:

  Income Volatility—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

  Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Fund to lose its investment in the security.

  Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed- income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield.

  Prepayment Risk and Extension Risk—Prepayment risk and extension risk are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

MORE ABOUT BENCHMARKS AND OTHER INDICES

Please keep in mind that the indices described below are not mutual funds, and that you cannot invest directly in these indices.

RUSSELL 1000® GROWTH INDEX

This is the benchmark index for the GROWTH EQUITY FUND. The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Growth Index represents those Russell 1000 Index® securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index includes a higher relative proportion of companies drawn from those sectors of the market that typically have high relative valuations and high relative growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2004, the market capitalization of companies in the Russell 1000® Growth Index ranged from $495.2 million to $385.2 billion, with an average market capitalization of $13.8 billion and a mid-point market capitalization of $4.4 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

S&P 500® INDEX

This is the benchmark index for the GROWTH & INCOME FUND. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology and financial companies of the U.S. markets. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities. Standard & Poor's determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation and can change its composition at any time.

MSCI EAFE® INDEX

This is the benchmark index for the INTERNATIONAL EQUITY FUND. The MSCI EAFE® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America - in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country's market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most "investable" stocks (as determined by size and trading volume) are selected until 85 percent of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85 percent of each country's free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE® Index, the regional index captures 85 percent of the free float adjusted market capitalization of 21 developed countries around the world.

The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 65 percent of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

RUSSELL 1000® VALUE INDEX

This is the benchmark for the LARGE-CAP VALUE FUND. The Russell 1000® Value Index is a subset of the Russell 1000® Index which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Value Index includes a higher relative proportion of securities from roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values, and a lower relative proportion from the roughly middle third of companies. The Russell 1000® Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2004, the market capitalization of companies in the Russell 1000® Value Index ranged from $495.2 million to $385.2 billion, with an average market capitalization of $13.1 billion and a mid-point market capitalization of $4.52 billion.

RUSSELL 2000® INDEX

This is the benchmark for the SMALL-CAP EQUITY FUND. The Russell 2000® Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2004, the market capitalization of companies in the Russell 2000®

Index ranged from $59.2 million to $3.6 billion, with an average market capitalization of $703.1 million and a mid-point market capitalization of $560.5 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time. The Russell 2000® Index is not a mutual fund and you cannot invest directly in the index.

RUSSELL 3000® INDEX

This is the benchmark for the STOCK INDEX FUND and the SOCIAL CHOICE EQUITY FUND. The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2004, the market capitalization of companies in the Russell 3000® Index ranged from $59.2 million to $385.2 billion, with an average market capitalization of $4.8 billion and a mid-point market capitalization of $954.1 million. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time.

DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX

This is the benchmark for the REAL ESTATE SECURITIES FUND. The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly-traded real estate securities, such as REITs and real estate operating companies ("REOCs"). The Dow Jones Wilshire Real Estate Securities Index includes securities in different proportions based on relative capitalization, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the Dow Jones Wilshire Real Estate Securities Index are equity owners and operators of commercial real estate deriving 75 percent or more of their total revenues from the ownership and operation of real estate assets. Excluded from the Dow Jones Wilshire Real Estate Securities Index are mortgage REITs, health care REITs, real estate finance companies, home builders, large land owners and sub-dividers, hybrid REITs, and companies with more than 25 percent of their assets in direct mortgage investments. A company in the Dow Jones Wilshire Real Estate Securities Index must have a capitalization of at least $200 million at the time of its inclusion. If a company’s total market capitalization falls below $100 million and remains at that level for two consecutive quarters, it will be removed from the index.

LEHMAN BROTHERS U.S. AGGREGATE INDEX

This is the benchmark for the BOND FUND. This index contains approximately 5,836 issues. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. To be selected for inclusion in the Lehman Brothers U.S. Aggregate Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

None of the funds are promoted, endorsed, sponsored or sold by or affiliated with Frank Russell

Company or any of the other third parties which sponsor the indices described above.

ADDITIONAL INVESTMENT STRATEGIES

The funds may invest in short-term money market debt securities and other kinds of short-term instruments. These help the funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The funds also may invest up to 20% of their total assets in fixed-income securities.

Each fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, these funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The funds can also invest in derivatives and other newly-developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with a fund's investment objective and restrictions.

PORTFOLIO HOLDINGS

A description of the funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the funds’ SAI.

PORTFOLIO TURNOVER

A fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses borne by a fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. None of the funds are subject to a specific limitation on portfolio turnover, and securities of each fund may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, the actively-managed funds will have higher portfolio turnover rates than the index funds. Also, certain trading strategies utilized by the Fixed-Income Funds may increase portfolio turnover. The portfolio turnover rates of the funds during recent fiscal periods are included below under Financial Highlights.

FUND MANAGEMENT

Teachers Advisors, Inc. (Advisors) manages the TIAA-CREF Life Funds' assets, under the supervision of the board of trustees of TIAA-CREF Life Funds, and is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America (TIAA). Advisors is

registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940. The specialized portfolio management teams of Advisors who manage the funds also manage the investments of TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds, and, through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (Investment Management), the investment accounts of the College Retirement Equities Fund (CREF). Advisors is located at 730 Third Avenue, New York, New York 10017.

Under its investment management agreement with TIAA-CREF Life Funds, Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund. The management fees are as follows:

Management Fees
Growth Equity Fund	0.25%
Growth & Income Fund	0.23%
International Equity Fund	0.29%
Large-Cap Value Fund	0.24%
Small-Cap Equity Fund	0.10%
Stock Index Fund	0.06%
Social Choice Equity Fund	0.07%
Real Estate Securities Fund	0.25%
Bond Fund	0.10%
Money Market Fund	0.06%

Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors is also responsible for providing or obtaining at its own expense the services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis. These include custodial, administrative, portfolio accounting, dividend disbursing, auditing, and ordinary legal services.

Portfolio Management Teams

Each fund is managed by a team of fund managers, whose members are jointly responsible for the day-to-day management of the fund, with expertise in the area(s) applicable to the fund's investments. The following is a list of members of the management teams primarily responsible for managing each fund’s investments, along with their relevant experience. The members of each team may change from time to time.

GROWTH EQUITY FUND

Name	Title	Portfolio Role/ Coverage/Expertise /Specialty	Experience Over Past Five Years	Total Years’ Experience
				At TIAA	Total	On Team

Susan Cordes, CFA	Managing Director	Quantitative Stock Selection & Portfolio Construction	Teachers Advisors, Inc., TIAA and its affiliates – 1998 to Present	7.3	13.3	2.3

David C. Fording, CFA	Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 1995 to Present	9.5	15.4	1.9

Gregory B. Lutrell, CFA	Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 1999 to Present	14.0	19.6	1.9

Ruxiang (Michael) Qian	Director	Quantitative Stock	Teachers Advisors,	4.6	13.5	2.3
		Selection & Portfolio	Inc., TIAA and its
		Construction	affiliates – 2000 to
			Present

GROWTH & INCOME FUND

Name	Title	Portfolio Role/ Coverage/Expertise /Specialty	Experience Over Past Five Years	Total Years’ Experience
				At TIAA	Total	On Team

Pei Chen	Director	Quantitative Stock	Teachers Advisors,	0.6	14.8	0.5
		Selection & Portfolio	Inc., TIAA and its
		Construction	affiliates – 2004 to
Present; Barra-
1990-2004

Hans L. Erickson, CFA	Senior Managing	Quantitative Stock	Teachers Advisors,	8.9	16.6	0.10
	Director	Selection & Portfolio	Inc., TIAA and its
		Construction – Lead	affiliates – 1996 to
		Quantitative Portfolio	Present
Manager

William Riegel, CFA	Senior Managing	Stock Selection –	Teachers Advisors,	5.1	25.9	0.11
	Director	Lead Domestic	Inc., TIAA and its
		Active Portfolio	affiliates – 1999 to
		Manager	Present; JP Morgan
- 1979 to 1999

Michael S. Shing, CFA	Managing Director	Quantitative Stock	Teachers Advisors,	0.9	14.2	0.7
		Selection & Portfolio	Inc., TIAA and its
		Construction	affiliates – 2004 to
Present; Barclays
Global Investors -
1993 to 2004

INTERNATIONAL EQUITY FUND

Name	Title	Portfolio Role/ Coverage/Expertise /Specialty	Experience Over Past Five Years	Total Years’ Experience
				At TIAA	Total	On Team

Yumiko Miura	Managing Director	Stock Selection –	Teachers Advisors,	9.1	19.7	2.6
		Asia/Pacific	Inc., TIAA and its
			affiliates – 1997 to
			Present

Jacob Pozharny	Managing Director	Quantitative Stock	Teachers Advisors,	3.10	12.0	3.10
		Selection & Portfolio	Inc., TIAA and its
		Construction	affiliates – 2001 to
			Present; Nicholas-
			Applegate Capital
			Management-1999-
			2001

Steven Rossiello, CFA	Managing Director	Quantitative Stock	Teachers Advisors,	8.10	19.6	5.6
		Selection & Portfolio	Inc., TIAA and its
		Construction	affiliates-1996 to
			Present

Christopher F. Semenuk	Managing Director	Stock Selection -	Teachers Advisors,	11.6	17.6	5.6
		Europe	Inc., TIAA and its
			affiliates-1993 to
			Present

LARGE-CAP VALUE FUND

Name	Title	Portfolio Role/ Coverage/Expertise /Specialty	Experience Over Past Five Years	Total Years’ Experience
				At TIAA	Total	On Team

Richard Cutler	Managing Director	Stock Selection –	Teachers Advisors,	8.0	13.7	2.3
		Lead Portfolio	Inc., TIAA and its
		Manager	affiiates-1997 to
			Present

Tom Kolefas, CFA	Managing Director	Stock Selection	Teachers Advisors,	0.5	18.0	0.5
			Inc., TIAA and its
			affiliates-2004 to
			Present; Jennison
			Associates-2000 to
			2004; Loomis,
			Sayles & Co., LP-
			1996 to 2000

Jingxi Liu	Managing Director	Quantitative Stock	Teachers Advisors,	6.5	9.6	2.3
		Selection & Portfolio	Inc., TIAA and its
		Construction	affiliates-1998 to
			Present

Yining Xia, CFA	Director	Quantitative Stock	Teachers Advisors,	4.8	14.6	2.3
		Selection & Portfolio	Inc., TIAA and its
		Construction	affiliates-2000 to
			Present; SSB Citi
			Asset Management
			Citigroup-1999-
			2000

SMALL-CAP EQUITY FUND

Name	Title	Portfolio Role/ Coverage/Expertise /Specialty	Experience Over Past Five Years	Total Years’ Experience
				At TIAA	Total	On Team

Daniel O. Glickman	Director	Quantitative Stock	Teachers Advisors, Inc.,	3.0	7.10	2.3
		Selection & Portfolio	TIAA and its affiliates-
		Construction	2001 to Present; State
Street Global Advisors-
1999 to 2001; Integrity
Capital Management-
1998-1999

Victor Samoilovich	Director	Quantitative Stock	Teachers Advisors, Inc.,	4.5	25.6	2.3
		Selection & Portfolio	TIAA and its affiliates-
		Construction – Lead	2000 to Present; Morgan
		Portfolio Manager	Stanley Asset
Management-1997-2000

STOCK INDEX FUND

[TO COME]

SOCIAL CHOICE EQUITY FUND

Name	Title	Portfolio Role/ Coverage/Expertise /Specialty	Experience Over Past Five Years	Total Years’ Experience
				At TIAA	Total	On Team

Anne Sapp, CFA	Director	Quantitative Portfolio	Teachers Advisors, Inc.,	0.6	17.11	0.2
		Construction	TIAA and its affiliates-
2004 to Present; Mellon
Transition Management
Services-2001 to 2004;
Mellon Capital
Management 1996-2000

REAL ESTATE SECURITIES FUND

Name	Title	Portfolio Role/ Coverage/Expertise /Specialty	Experience Over Past Five Years	Total Years’ Experience
				At TIAA	Total	On Team

Andrew J. Duffy, CFA	Director	Stock Selection –	Teachers Advisors, Inc.,	5.4	18.6	2.3
		REITs – Lead Portfolio	TIAA and its affiliates-
		Manager	1999 to Present; Eagle
			Asset Management-
			1993-1999

Michael McLaughlin	Equity Trader	Trading - REITs	Teachers Advisors, Inc.,	5.9	10.10	0.10
			TIAA and its affiliates –
			1999 to Present

BOND FUND

Name	Title	Portfolio Role/ Coverage/Expertise /Specialty	Experience Over Past Five Years	Total Years’ Experience
				At TIAA	Total	On Team

John M Cerra	Managing Director	Fixed-Income	Teachers Advisors,	19.9	19.9	1.4
		Security Selection	Inc., TIAA and its
		– Lead Portfolio	affiliates-1985 to
		Manager	Present

Richard W. Cheng	Director	Fixed-Income	Teachers Advisors,	7.6	13.8	3.1
		Security Selection	Inc., TIAA and its
		– Corporate Bonds	affiliates-1997 to
Present

John Espinosa	Associate	Fixed-Income	Teachers Advisors,	0.3	3.6	0.3
		Security Selection	Inc., TIAA and its
		– Analytics	affiliates-2004 to
Present

Stephen Liberatore, CFA	Director	Fixed-Income	Teachers Advisors,	0.6	10.7	0.6
		Security Selection	Inc., TIAA and its
		– Corporate Bonds	affiliates-2004 to
Present; Nationwide
Mutual Insurance
Company-2003-
2004; Protective Life
Corporation-1999-
2002; Markel
Corporation-1996-
1999

Steven Raab, CFA	Director	Fixed-Income	Teachers Advisors,	11.2	13.5	0.9
		Security Selection	Inc., TIAA and its
		– MBS, CMBS &	affiliates-1991 to
		ABS	Present

MONEY MARKET FUND

Name	Title	Portfolio Role/ Coverage/Expertise /Specialty	Experience Over Past Five Years	Total Years’ Experience
				At TIAA	Total	On Team

Michael Ferraro	Director	Fixed-Income	Teachers Advisors,	6.8	30.7	5.6
		Security Selection	Inc., TIAA and its
		– Trader/Research	affiliates-1998 to
Present

Joseph P. Rolston	Director	Fixed-Income	Teachers Advisors,	20.2	26.0	5.6
		Security Selection	Inc., TIAA and its
		– Trader/Research	affiliates-1984 to
Present

Steven I. Traum	Managing Director	Fixed-Income	Teachers Advisors,	22.0	25.0	5.6
		Security Selection	Inc., TIAA and its
		– Lead Portfolio	affiliates-1983 to
		Manager	Present

The funds’ SAI provides additional disclosure about the compensation structure of each of the fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the funds they manage.

PRICING OF FUND SHARES

We determine the net asset value (NAV) per share (share price) of a fund on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). We will not price fund shares on days that the NYSE is closed. We compute a fund's NAV by dividing the value of a fund's assets, less its liabilities, by the number of outstanding shares of that fund.

If a fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or redeem fund shares.

For funds other than the Money Market Fund, we usually use market quotations or independent pricing services to value securities and other instruments held by the funds. If market quotations or independent pricing services are not readily available, we will use a security’s “fair value,” as determined in good faith by or under the direction of the Board of Trustees. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a fund’s NAV is calculated. The use of fair value pricing may result in changes to the prices of portfolio securities that are used to calculate a Fund’s NAV.

Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur for instance, where there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust to the price levels in the U.S. when their markets open the next day. In these cases, we may fair value certain foreign securities when we feel the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected fund to the detriment of longer-term shareholders, it does eliminate some of the certainty in pricing obtained by using actual market close prices.

Our fair value pricing procedures provide, among other things, for us to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. We also examine the prices of individual securities to determine, among other things, whether their price reflects fair value at the close of the NYSE based on market movements. Additionally, we may fair value domestic securities when we feel the last market quotation is not readily available or we feel it does not represent the fair value of that security.

Money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

To calculate the Money Market Fund’s NAV per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

OFFERING, PURCHASING AND REDEEMING SHARES

Shares of the TIAA-CREF Life Funds are not sold directly to you, but rather are sold in a continuous offering to TIAA-CREF Life separate accounts to fund variable annuity or other insurance contracts. Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are invested in the shares of the TIAA-CREF Life Funds. The separate account purchases and redeems shares of the appropriate fund at net asset value without sales or redemption charges.

For each day on which the TIAA-CREF Life Funds' net asset value is calculated, the separate account transmits to the fund any orders to purchase or redeem shares of the fund based on the purchase payments, redemption requests, death benefits, contract charges, and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of a fund at the fund's net asset value per share calculated as of that same day.

MARKET TIMING/EXCESSIVE TRADING POLICY

There are separate account contractowners who may try to profit from transferring money back and forth among the accounts investing in the funds, in an effort to “time” the market. As money is shifted in and out of the funds, they incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne ultimately borne by all contractowners, including long-term investors who do not generate these costs. The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, the separate accounts investing in the funds may not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of investment accounts holding shares of the International Equity Fund between 2:30 p.m. and 4:00 p.m. Eastern Time on business days. All those transfer requests should be rejected. Similarly, any instructions to change or cancel a previously submitted request should be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time. If the close of trading on the NYSE is earlier than 2:30 p.m., the restrictions on these electronic transactions should begin at the market close. We have the right to modify our policy at any time without advance notice.

We also fair value price our international portfolio securities when necessary to assure that the fund prices accurately reflect the value of the portfolio securities held by the funds as of 4:00 p.m., thereby minimizing any potential stale price arbitrage by market timers.

The funds seek to apply their market timing policies and procedures uniformly to all fund shareholders. No exceptions are made with respect to these policies and procedures.

The funds are not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contractowners should not invest in these funds.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that the separate account or their agents will be able to identify such contractowners or curtail their trading practices.

For more information about investing in the TIAA-CREF Life Funds, see the prospectus describing the contract, which can be obtained by calling us toll-free at 877 518-9161.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the Prospectus describing the contract.

Shares in the funds may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59 1/2.

The funds expect to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of their net investment income and net realized capital gains.

Each of the funds other than the Money Market Fund will normally distribute dividends and capital gains annually. The Money Market Fund will distribute dividends monthly, although these dividends will be calculated and declared daily. In addition, each fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions from a fund will be automatically reinvested by the separate account in additional shares of the fund.

Each fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the funds intend to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

GENERAL MATTERS

VOTING RIGHTS

We may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this prospectus, for more information on your voting rights.

ELECTRONIC PROSPECTUSES

If you received this or the contract prospectus electronically and would like paper copies, please call 877 518-9161, and we will send paper copies to you.

CUSTOMER COMPLAINTS

Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800-223-1200.

HOUSEHOLDING

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of this and the contract prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one participant lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 518-9161, or write us.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person or Entity who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, social security numbers and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

FINANCIAL HIGHLIGHTS

Presented below is a financial highlights table for the TIAA-CREF Life Funds. The financial highlights table is intended to help you understand the financial performance of the TIAA-CREF Life Funds for the past five years (or, if a fund has not been in operation for five years, since commencement of operations) . Certain information reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. The expenses reflected in this table do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the funds. If those fees were included, the expenses would be higher and your returns would have been lower. The information through December 31, 2004 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report - along with the financial statements --is included in the TIAA-CREF Life Funds' most recent annual report. It is available without charge upon request.

[TO BE UPDATED BY AMENDMENT]

GROWTH EQUITY FUND

	FOR THE YEAR ENDED DECEMBER 31, 2004	FOR THE YEAR ENDED DECEMBER 31, 2003		FOR THE YEAR ENDED DECEMBER 31, 2002	FOR THE YEAR ENDED DECEMBER 31, 2001	FOR THE PERIOD MARCH 1, 2000 (COMMENCE- MENT OF OPERATIONS) TO DECEMBER 31, 2000 (a)

Selected Per Share Data:
Net asset value, beginning of period		$10.15		$14.60	$18.97	$25.00

Gain (loss) from investment
operations:

Net investment income		0.09	(b)	0.07 (b)	0.05	0.05
Net realized and unrealized gain
(loss) on investments		2.78		(4.45)	(4.37)	(6.03)

Total gain (loss) from investment
operations		2.87		(4.38)	(4.32)	(5.98)

Less distributions from:
Net investment income		(0.14)		(0.07)	(0.05)	(0.05)
Net realized gains		--		--	--	--

Total distributions		(0.14)		(0.07)	(0.05)	(0.50)

Net asset value, end of period		$12.88		$10.15	$14.60	$18.97

TOTAL RETURN		28.30%		(30.01)%	(22.81)%	(23.89)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousand)		$28,319		$40,537	$52,519	$57,369
Ratio of expenses to average net asset
before expense waiver		0.25	%(c)	0.43%	0.46%	0.39%
Ratio of expenses to average net asset
after expense waiver		0.25%		0.25%	0.25%	0.21%
Ratio of net investment income to average net		0.82%		0.61%	0.35%	0.25%
assets
Portfolio turnover rate		77.79%		54.09%	41.77%	35.54%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)	Waiver was eliminated effective October 28, 2002.

GROWTH & INCOME FUND

	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003		For the Year Ended December 31, 2002	For the Year Ended December 31, 2001	For the Period March 1, 2000 (Commencement of Operations) to December 31, 2000 (a)

Selected Per Share Data:
Net asset value, beginning of period		$15.22		$20.28	$23.57		$25.00

Gain (loss) from investment
operations:
Net investment income		0.23	(b)	0.21 (b)	0.20		0.19
Net realized and unrealized gain
(loss) on investments		3.79		(5.07)	(3.29)		(1.33)

Total gain (loss) from investment
operations		4.02		(4.86)	(3.09)		(1.14)

Less distributions from:
Net investment income		(0.31)		(0.20)	(0.20)		(0.18)
In excess of net investment income		--		-	--		(0.01)
Net realized gains		--		--	--		(0.10)

Total distributions		(0.31)		(0.20)	(0.20)		(0.29)

Net asset value, end of period		$18.93		$15.22	$20.28	$	23.57

TOTAL RETURN		26.39%		(23.95)%	(13.13)%		(4.55)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in
thousands)		$44,403		$51,553	$62,313		$60,066
Ratio of expenses to average net assets
before expense waiver		0.23	%(c)	0.41%	0.44%		0.37%
Ratio of expenses to average net assets
after expense waiver		0.23%		0.23%	0.23%		0.19%
Ratio of net investment income to
average net assets		1.41%		1.18%	1.04%		0.84%
Portfolio turnover rate		137.19%		112.35%	61.92%		20.43%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)	Waiver was eliminated effective October 28, 2002

INTERNATIONAL EQUITY FUND

	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003		For the Year Ended December 31, 2002	For the Year Ended December 31, 2001	For the Period March 1, 2000 (Commencement of Operations) to December 31, 2000 (a)

Selected Per Share Data:
Net asset value, beginning of period		$10.76		$12.88	$17.14	$25.00

Gain (loss) from investment
operations:
Net investment income		0.26	(b)	0.20 (b)	0.18	0.15
Net realized and unrealized gain
(loss) on investments		4.15		(2.06)	(4.26)	(7.89)

Total gain (loss) from investment
operations		4.41		(1.86)	(4.08)	(7.74)

Less distributions from:
Net investment income		(0.24)		(0.19)	(0.18)	(0.12)
In excess of net investment income		--		(0.07)	--	--
Net realized gains				--	--	--

Total distributions		(0.24)		(0.26)	(0.18)	(0.12)

Net asset value, end of period		$14.93		$10.76	$12.88	$17.14

TOTAL RETURN		41.06%		(14.40)%	(23.81)%	(30.94)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in
thousands)		$47,879		$33,738	$35,014	$42,006
Ratio of expenses to average net assets
before expense waiver		0.29	%(c)	0.49%	0.53%	0.44%
Ratio of expenses to average net assets

after expense waiver		0.29%		0.29%	0.29%	0.25%

Ratio of net investment income to
average net assets		2.15%		1.68%	1.33%	0.88%
Portfolio turnover rate		139.29%		52.82%	102.48%	79.47%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)	Waiver was eliminated effective October 28, 2002.

STOCK INDEX FUND

	For the Years Ended December 31,
	2004	2003		2002	2001	2000

Selected Per Share Data:
Net asset value, beginning of period		$18.86		$24.45	$27.94	$31.11

Gain (loss) from investment
operations:
Net investment income		0.35	(b)	0.33 (b)	0.30	0.29
Net realized and unrealized gain
(loss) on investments		5.47		(5.56)	(3.50)	(2.58)

Total gain (loss) from investment
operations		5.82		(5.23)	(3.20)	(2.29)

Less distributions from:
Net investment income		(0.36)		(0.36)	(0.23)	(0.29)
Net realized gains		(0.39)		--	(0.06)	(0.59)

Total distributions		(0.75)		(0.36)	(0.29)	(0.88)

Net asset value, end of period		$23.93		$18.86	$24.45	$27.94

TOTAL RETURN		30.85%		(21.38)%	(11.44)%	(7.38)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in
thousands)		$118,320		$88,779	$94,517	$89,321
Ratio of expenses to average net assets before
expense waiver		0.06	%(c)	0.26%	0.30%	0.30%
Ratio of expenses to average net assets after
expense waiver		0.06%		0.07%	0.07%	0.07%
Ratio of net investment income to
average net assets		1.68%		1.56%	1.28%	1.14%
Portfolio turnover rate		26.45%		8.68%	7.85%	16.48%

(b)	Based on average shares outstanding.

(c)	Waiver was eliminated effective October 28, 2002.

SOCIAL CHOICE EQUITY FUND

	FOR THE YEAR ENDED DECEMBER 31, 2004	FOR THE YEAR ENDED DECEMBER 31, 2003		FOR THE YEAR ENDED DECEMBER 31, 2002	FOR THE YEAR ENDED DECEMBER 31, 2001	FOR THE PERIOD MARCH 1, 2000 (COMMENCEME NT OF OPERATIONS) TO DECEMBER 31, 2000 (a)

Selected Per Share Data:
Net asset value, beginning of period		$16.09		$20.61	$23.90	$25.00

Gain (loss) from investment
operations:
Net investment income		0.29	(b)	0.26 (b)	0.24	0.23
Net realized and unrealized gain
(loss) on investments		4.54		(4.52)	(3.28)	(0.93)

Total gain (loss) from investment
operations		4.83		(4.26)	(3.04)	(0.70)

Less distributions from:
Net investment income		(0.32)		(0.26)	(0.22)	(0.23)
Net realized gains		--		--	(0.03)	(0.17)

Total distributions		(0.32)		(0.26)	(0.25)	(0.40)

Net asset value, end of period		$20.60		$16.09	$20.61	$23.90

TOTAL RETURN		30.03%		(20.68)%	(12.72)%	(2.80)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)		$26,510		$22,683	$25,333	$25,977
Ratio of expenses to average net assets before expense waiver		0.07	%(c)	0.34%	0.39%	0.33%
Ratio of expenses to average net assets after expense waiver		0.07%		0.17%	0.18%	0.15%
Ratio of net investment income to
average net assets		1.64%		1.43%	1.15%	0.92%
Portfolio turnover rate		15.31%		27.21%	9.83%	4.94%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)	Waiver was eliminated effective October 28, 2002.

	LARGE -CAP VALUE FUND			SMALL -CAP EQUITY FUND
	FOR THE YEAR ENDED DECEMBER 31, 2004	FOR THE YEAR ENDED DECEMBER 31, 2003	FOR THE PERIOD SEPTEMBER 4, 2002 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2002(a)	FOR THE YEAR ENDED DECEMBER 31, 2004	FOR THE YEAR ENDED DECEMBER 31, 2003	FOR THE PERIOD SEPTEMBER 4, 2002 (COMMENCEME NT OF OPERATIONS) TO DECEMBER 31, 2002 (a)

Selected Per Share Data:
Net asset value, beginning of period		$24.84	$25.00		$24.63	$25.00
Gain (loss) from investment
operations:
Net investment income(b)		0.60	0.17		0.39	0.13
Net realized and unrealized gain
(loss) on investments		7.65	(0.17)		11.71	(0.38)

Total gain (loss) from investment
operations		8.25	---		12.10	(0.25)

Less distributions from:
Net investment income		(0.57)	(0.16)		(0.36)	(0.12)
Net realized gains		(0.90)	---		(3.39)	---

Total distributions		(1.47)	(0.16)		(3.75)	(0.12)

Net asset value, end of period		$31.62	$24.84		$32.98	$24.63

TOTAL RETURN		33.23%	0.01%		48.95%	(0.98)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in
thousands)		$29,760	$20,178		$34,459	$20,044
Ratio of expenses to average net assets		0.24%	0.08%		0.10%	0.03%
Ratio of net investment income to
average net assets		2.19%	0.69%		1.32%	0.55%
Portfolio turnover rate		159.36%	94.30%		237.48%	57.41%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)	Amount represents less than $0.01 per share.

	REAL ESTATE SECURITIES FUND			BOND FUND		MONEY MARKET FUND

					FOR THE
			FOR THE		PERIOD		FOR THE
			PERIOD		JULY 8, 2003		PERIOD
			SEPTEMBER 4,		(COMMENCE		JULY 8, 2003
			2002		MENT		(COMMENCE
			(COMMENCEM		OF		MENT
	FOR THE	FOR THE	ENT	FOR THE	OPERATIONS	FOR THE	OF
	YEAR	YEAR	OF	YEAR	)	YEAR	OPERATIONS)
	ENDED	ENDED	OPERATIONS)	ENDED	TO	ENDED	TO
	DECEMBER	DECEMBER	TO DECEMBER	DECEMBER 31,	DECEMBER	DECEMBER	DECEMBER
	31, 2004	31, 2003	31, 2002 (a)	2004	31, 2003 (a)	31, 2004	31, 2003 (a)

Selected Per Share Data:

Net asset value, beginning of period		$24.48	$25.00		$25.00		$1.00

Gain (loss) from investment

operations:

Net investment income(b)		1.54	0.44		0.40		0.00	(c)

Net realized and unrealized gain

(loss) on investments		8.24	(0.61)		(0.24)		--

Total gain (loss) from investment

operations		9.78	(0.17)		0.16		0.00	(c)

Less distributions from:

Net investment income		(1.39)	(0.31)		(0.40)		0.00	(c)

Net realized gains		(2.87)	(0.04)		(0.02)		--

Total distributions		(4.26)	(0.35)		(0.42)		0.00	(c)

Net asset value, end of period		$30.00	$24.48		$24.74		$1.00

TOTAL RETURN		39.96%	(0.65)%		0.67%		0.49%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in
thousands)		$35,311	$20,194		$50,018		$20,824
Ratio of expenses to average net assets		0.25%	0.08%		0.05%		0.03%
Ratio of net investment income to
average net assets		5.32%	1.80%		1.63%		0.46%
Portfolio turnover rate		188.87%	117.16%		272.35%		n/a

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)	Amount represents less than $0.01 per share.

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

The following documents contain more information about the funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more information about all aspects of the funds. A current SAI has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated in this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. The TIAA-CREF Life Funds' annual and semi-annual reports provide additional information about the funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports without charge in any of the following ways:

By telephone: Call 877 518-9161

In writing:	730 Third Avenue
New York, NY 10017-3206

Over the Internet: www.tiaa-cref.org

Information about TIAA-CREF Life Funds (including the SAI) can be reviewed and copied at the SEC's public reference room (call 1-202-942-8090 for more information) in Washington, D.C. The reports and other information are also available through the SEC's internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

IF YOU HAVE ANY QUESTIONS ABOUT THE TIAA-CREF LIFE FUNDS OR YOUR VARIABLE CONTRACT, PLEASE CALL US AT 800 223-1200.

MAY 1, 2005

SEC File Nos. 333-61759, 811-08961

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2005

TIAA-CREF LIFE FUNDS

Growth Equity Fund
Growth & Income Fund
International Equity Fund
Large-Cap Value Fund
Small-Cap Equity Fund
Stock Index Fund
Social Choice Equity Fund
Real Estate Securities Fund
Bond Fund
Money Market Fund

This Statement of Additional Information (SAI) is not a prospectus, although it should be read carefully in conjunction with the TIAA-CREF Life Funds' prospectus dated May 1, 2005 (the “prospectus”). A copy of the prospectus may be obtained by writing us at TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206 or by calling 877 518-9161. Terms used in the prospectus are incorporated in this SAI. Certain financial information included in the TIAA-CREF Life Funds' Annual Report, including management's discussion of fund performance, is incorporated by reference into this SAI. You can request a copy of the report without charge by calling 877 518-9161.

Not all of the funds listed above may be available to you under your variable insurance contract. Check your contract and any endorsements for fund availability.

The audited financial statements of the TIAA-CREF Life Funds for the fiscal year ended December 31, 2004 are incorporated into this SAI by reference to the Funds’ Annual Report to shareholders. We will furnish you, without charge, a copy of the Annual Report on request.

[TIAA CREF LOGO]

INVESTMENT POLICIES, STRATEGIES AND RESTRICTIONS

The following information is intended to supplement the description of the investment objective and policies of each fund in the prospectus. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a fund's fundamental policies may not be changed without the vote of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). The non-fundamental investment restrictions contained in "Non-Principal Investment Strategies and Risk Considerations" below, may be changed by the TIAA-CREF Life Funds' board of trustees at any time.

FUNDAMENTAL POLICIES

The following restrictions are fundamental policies of each fund:

1	.	The fund will not issue senior securities except as Securities and Exchange Commission ("SEC") regulations permit;

2	.	The fund will not borrow money, except: (a) it may purchase securities on margin, as described in restriction 8 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of the fund's total assets taken at market value at the time of borrowing);

3	.	The fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4	.	The fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

5	.	The fund will not purchase real estate or mortgages directly;

6	.	The fund will not purchase commodities or commodities contracts, except to the extent financial contracts (such as futures) are purchased as described herein; and

7	.	The fund will not purchase any security on margin except that the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The following restriction is a fundamental policy of each fund (other than the Stock Index Fund):

8	.	The fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

The following restriction is a fundamental policy of each fund (other than the Real Estate Securities Fund):

9.	The fund will not invest in an industry if after giving effect to that investment the fund's holding in that industry would exceed 25% of its total assets; however, this restriction does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

The following restriction is a fundamental policy of the Stock Index Fund:

10.	The fund will not make loans, except: (a) that the fund may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; (d) participation interests in loans, and similar investments, may be purchased; or (e) through an interfund loan program with affiliated investment companies, to the extent permitted by applicable SEC regulations.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values of portfolio securities will not be considered a violation.

The Real Estate Securities Fund has a policy of investing more than 25 percent of its total assets in securities of issuers in the real estate industry.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

GENERAL

NON-EQUITY INVESTMENTS OF THE EQUITY FUNDS. The Growth Equity, Growth & Income, International Equity, Large-Cap Value, Small-Cap Equity, Stock Index, and Social Choice Equity Funds invest primarily in equity securities. These equity funds can, in addition to stocks, hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. Pending more permanent investments or to use cash balances effectively, these equity funds can hold the same types of money market instruments as the Money Market Fund invests in (as described in the prospectus), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

When market conditions warrant, the equity funds can invest directly in debt securities similar to those the Bond Fund may invest in. The equity funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

The equity funds also can invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements.

These investments and other fund investment strategies are discussed in detail below.

TEMPORARY DEFENSIVE POSITIONS. During periods when Teachers Advisors, Inc. (“Advisors”), the investment advisor for the funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the fund’s investment objective and policies. Under normal circumstances, each fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the fund’s investment objective and policies and to meet operating expenses. To the extent that a fund holds cash or invests in money market instruments, it may not achieve its investment objective.

OPTIONS AND FUTURES

The funds can buy and sell options (puts and calls) and futures to the extent permitted by the New York State Insurance Department, the SEC, and the Commodity Futures Trading Commission ("CFTC"). We do not intend to use options and futures strategies in a speculative manner, but rather primarily as hedging techniques or for cash management purposes.

Options and futures transactions may increase a fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

OPTIONS. Option-related activities could include: (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the funds may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The funds may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by a fund, the fund will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

The funds may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premiums of the put options bought and sold, the fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor's 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a fund's portfolio of securities. To the extent that a fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before the fund deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

FUTURES. To the extent permitted by applicable regulatory authorities, the funds may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract--assuming a "long" position--a fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract--assuming a "short" position--it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the funds usually will be liquidated in this manner, the funds may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to a fund. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the funds with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the funds may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the funds can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the funds will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the funds upon the purchase or sale of a futures contract. Initially, the funds will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, a fund may elect to close the position by taking an opposite position which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. The funds will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the fund's portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where a fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors, the investment advisor for each of the funds, still may not result in a successful hedging transaction over a very short time period.

The funds may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that the funds enter into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions which permit the funds to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, are not subject to registration as commodity pool operators. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES

The funds can enter into firm commitment agreements for the purchase of securities on a specified future date. We expect that these transactions will be relatively infrequent. When a fund enters into a firm commitment agreement, liability for the purchase price--and the rights and risks of ownership of the securities--accrues to the fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a fund is obligated to purchase such securities, it will be required to segregate assets. See "Segregated Accounts," below.

SECURITIES LENDING

Subject to the funds' fundamental investment policies relating to loans of portfolio securities set forth above, the funds may lend their securities to brokers and dealers that are not affiliated with TIAA-CREF Life Insurance Company, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the SEC (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, a fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the fund by the borrower of the securities. Such loans will be terminable by the fund at any time and will not be made to affiliates of Teachers Insurance and Annuity Association of America (“TIAA”). The funds may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The funds may pay reasonable fees to persons unaffiliated with the fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating collateral, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

LIQUIDITY FACILITY

The funds participate in a $2.25 billion unsecured revolving credit facility for temporary or emergency purposes including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. College Retirement Equities Fund (“CREF”), TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA Separate Account VA-1 each of which are managed by Advisors or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating funds. Interest associated with any borrowing under the facility will be charged to the borrowing funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing.

If a fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a fund to special risks, including greater fluctuations in net asset value in response to market changes.

PREFERRED STOCK

The funds can invest in preferred stock consistent with their investment objectives.

ILLIQUID SECURITIES

The funds can invest up to 15% (10% in the case of the Money Market Fund) of their assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

RESTRICTED SECURITIES

The funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The board of trustees from time to time may determine the liquidity of restricted securities.

REPURCHASE AGREEMENTS

Repurchase agreements are one of several short-term vehicles the funds can use to manage cash balances effectively. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, a fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the fund's seller to deposit with the fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the fund entering into the agreement would look to the collateral underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the fund; in such event the fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

SWAP TRANSACTIONS

The funds may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, the funds may be able to protect the value of a portion of their portfolios against declines in market value. The funds may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. A fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the fund. However, there can be no assurance that the return the fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that the fund will succeed when pursuing its contractual remedies. To minimize a fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the fund's custodian. To the extent a fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See "Illiquid Securities" above.

To the extent that there is an imperfect correlation between a fund's obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase a fund's financial risk. No fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the fund.

SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitments, and certain other transactions in which any of the funds incur an obligation to make payments in the future, the fund involved may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other obligations as may be permitted by law.

INVESTMENT COMPANIES

Each fund can invest up to 5 percent of its assets in any single investment company and up to 10 percent of its assets in all other investment companies in the aggregate. However, no fund can hold more than 3 percent of the total outstanding voting stock of any single investment company.

BORROWING

Each fund can borrow money from banks (no more than 33 1/3% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the fund. Each can also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See "Fundamental Policies" above.

CURRENCY TRANSACTIONS

The value of a fund's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the fund may engage in foreign currency transactions in connection with their investments in foreign securities. The funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

The funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

There is no express limitation on the percentage of a fund's assets that may be committed to foreign currency exchange contracts. A fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that fund would be obligated to deliver an amount of foreign currency in excess of the value of that fund's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Advisors believes will correlate closely to the currency's price movements. The funds generally will not enter into forward contracts with terms longer than one year.

FOREIGN INVESTMENTS

As described more fully in the prospectus, certain funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments.

INVESTMENT IN EUROPE. The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the United States or Japan. European businesses compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated at understanding and benefiting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.

THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Cyprus, The Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Slovakia, Slovenia, Spain, Sweden, and the United Kingdom (the “EU Nations”). The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro- and micro-economic adjustments are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the twelve-country European Monetary Union, a subset of the EU Nations, with its own central bank, the European Central Bank; its own currency, the Euro; and a single interest rate structure, represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

INVESTMENT IN THE PACIFIC BASIN. The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia) are considered "emerging"--rapidly shifting from natural resource- and agriculture-based systems to more technologically-advanced systems oriented toward manufacturing and services. The major reform of China's economy and polity continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but economic turmoil among the emerging economies and unmitigated recessionary impulses in Japan in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.

INVESTMENT IN CANADA. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S., Canada, and Mexico have established the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. Uncertainty regarding the longer-run political structure of Canada is an added risk to investors, along with highly volatile commodity prices.

INVESTMENT IN LATIN AMERICA. Latin America (including Mexico and Central America) has a population of over 500 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and some potential difficulties in the repayment of external debt, however, remain important concerns in the region, exacerbating the risks in these equity markets. As a result, Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization and fiscal and monetary reform have been met with some success, with gains in output growth and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, recent events have shown that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.

OTHER REGIONS. There are developments in other regions and countries around the world which could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.

DEPOSITORY RECEIPTS. The funds can invest in American, European and Global Depository

Receipts ("ADRs," "EDRs" and "GDRs"). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they don't eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

DEBT INSTRUMENTS GENERALLY

A debt instrument held by a fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

RATINGS AS INVESTMENT CRITERIA. Nationally recognized statistical ratings organizations’ (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the funds, Advisors also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Although neither event will require the sale of the securities by a fund, Advisors will consider the event in its determination of whether the fund should continue to hold the securities. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

CERTAIN INVESTMENT-GRADE DEBT OBLIGATIONS. Although obligations rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s (“S&P”) are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while those obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

U.S. GOVERNMENT DEBT SECURITIES. Some of the funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA and FNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the fund.

RISKS OF LOWER-RATED, LOWER-QUALITY DEBT INSTRUMENTS. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the funds’ net asset value (“NAV”). In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

A fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Advisors anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the board of trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

ZERO COUPON OBLIGATIONS. Some of the funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the fund otherwise would not have done so. To the extent a fund is required to liquidate thinly-traded securities, the fund may be able to sell such securities only at prices lower than if such securities were more widely-traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a fund to pay distributions, the fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

STRUCTURED OR INDEXED SECURITIES. Some of the funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES GENERALLY. Some of the funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage-related securities in which some of the funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

ASSET-BACKED SECURITIES. Some of the funds may invest in asset-backed securities. To date, several types of asset-backed securities have been offered to investors including automobile loan receivables, interests in pools of credit card receivables, and home equity loans.

MORTGAGE ROLLS. Some of the funds may enter into mortgage “dollar rolls” in which the fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage rolls. The fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the funds treat mortgage rolls as a financing transaction.

REAL ESTATE SECURITIES. As described more fully in the prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50 percent of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly-traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities.

Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

The funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the fund's portfolio.

PORTFOLIO TURNOVER

The transactions a fund engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the fund's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund and ultimately by the fund's shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

The funds do not have fixed policies on portfolio turnover although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short term investment against the gains anticipated from such transactions.

[TO BE UPDATED TO INCLUDE FUNDS WITH HIGH PORTFOLIO TURNOVER]

[For the year ended December 31, 2004, the portfolio turnover rate of some of the TIAA-CREF Life Funds significantly changed from portfolio turnover rates in 2003 as a result of a variety of factors. In particular, the increase in portfolio turnover of the _________________ Fund (_______% for 2004, as compared with _____% for the same period in 2003), and the ________________ Fund (_____% for 2004, as compared with ____% for the same period in 2003), was due to __________________________________________.]

[The portfolio turnover rates of the other funds did not change significantly from 2002 to 2003].

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures governing the disclosure by the funds and Teachers Advisors, Inc. (“Advisors”), the investment advisor for the funds, of fund portfolio holdings to third parties, in order to ensure that this information is disclosed in a manner that is in the best interests of all fund shareholders. As a threshold matter, except as described below, the funds and Advisors will not disclose the funds’ portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The funds will disclose their portfolio holdings to all third parties who request it after that period. In addition, the funds and Advisors may disclose the ten largest holdings of any fund to third parties ten days after the end of the calendar month.

The funds and Advisors may disclose the funds’ portfolio holdings to third parties outside the time restrictions described above as follows:

  Fund holdings in any particular security can be made available to stock exchanges or regulators, and fund holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of Advisors’ Area Compliance Officer, the Chief Compliance Officer or an attorney holding the title of Chief Counsel or above.

  Fund portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement that restricts trading on the information.

  Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holding information to that third party is:

    approved by an individual holding the title of Executive Vice President or above;

    approved by an individual holding the title of Chief Counsel or above; and

    subject to a written confidentiality agreement that includes provisions that restrict trading on the information.

On an annual basis, the Boards of the funds and of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval.

Currently, the funds have ongoing arrangements to disclose, in accordance with all of the provisions of the funds’ portfolio holdings disclosure policy, the portfolio holdings of the funds to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.; The Thomson Corporation; and Bloomberg L.P. No compensation was received by the funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the funds.

In addition, occasionally the funds and Advisors disclose to certain broker-dealers a fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the funds’ portfolio management and trading strategies. These disclosures are done in accordance with the funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements.

The funds send summaries of their portfolio holdings to shareholders semi-annually as part of the funds’ annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the funds’ policy as stated above, by writing to us at TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206.

MANAGEMENT OF THE FUND

THE BOARD

A board of trustees (the “Board”) oversees the TIAA-CREF Life Funds' business affairs and is responsible for major decisions about its investment objectives and policies. The Board delegates the day-to-day management of the fund to Advisors and its officers (see below). The Board meets periodically to review the funds’ activities, contractual arrangements with companies that provide services to the funds, and the performance of their investment portfolios.

TRUSTEES AND OFFICERS OF THE TIAA-CREF LIFE FUNDS

The following table includes certain information about the TIAA-CREF Life Funds' trustees and officers including positions held with the funds, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the funds' disinterested trustees and the second table includes information about the funds' officers.

Disinterested Trustees

Number of
Portfolios in
Fund
	Position(s)	Term of Office		Complex	Other
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past 5 Years	Trustee	by Trustees

Willard T. Carleton	Trustee	Indefinite term.	Professor of Finance	60	None
4911 E. Parade Ground Loop		Trustee since 2001.	Emeritus, University of
Tucson, AZ 85712-6623			Arizona, College of
Age: 70			Business and Public
Administration, 2001-
present. Formerly,
Donald R. Diamond
Professor of Finance,
University of Arizona,
1999-2001, and Karl L.
Eller Professor of Finance,
University of Arizona,
1984-1999. Trustee of
TIAA, 1984-2003.

Martin J. Gruber	Chairman	Indefinite term.	Nomura Professor of	60	Director, Scudder
New York University	of the	Trustee since 2000.	Finance, New York		Investments (New
Stern School of Business	Board of		University, Stern School		York) Funds, Japan
Henry Kaufman Management	Trustees		of Business, 1987-present.		Equity Fund, Inc.,
Education Center			Formerly, Chairman,		Singapore Fund,
44 West 4th Street, Suite 988			Department of Finance,		Inc., and Thai
New York, NY 10012			New York University,		Capital Fund, Inc.
Age: 67			Stern School of Business,
1989-1997 and trustee of
TIAA, 1996 – 2000.

Nancy L. Jacob	Trustee	Indefinite term.	President and Managing	60	Director and
Windermere Investment		Trustee since 2001.	Principal, Windermere		Chairman of the
Associates			Investment Associates,		Investment
121 S.W. Morrison Street			1997-present. Formerly,		Committee of the
Suite 925			Chairman and Chief		Okabena Company
Portland, OR 97204			Executive Officer, CTC		(financial services).
Age: 62			Consulting, Inc., 1994-
1997 and Executive Vice
President, U.S. Trust of
the Pacific Northwest,
1993-1998.

Bevis Longstreth	Trustee	Indefinite term.	Retired Partner,	60	Member of the
Debevoise & Plimpton		Trustee since 2001.	Debevoise & Plimpton.		Board of Directors
919 Third Avenue			Formerly, Partner (1970-		of AMVESCAP,
New York, NY 10022-6225			1981, 1984-1997) and Of		PLC and Chairman
Age: 71			Counsel (1998-2001) of		of the Finance
			Debevoise & Plimpton,		Committee of the
			Adjunct Professor at		Rockefeller Family
			Columbia University		Fund.
School of Law, 1994-1999
and Commissioner of the
U.S. Securities and
Exchange Commission,
1981-1984.

Bridget A. Macaskill	Trustee	Indefinite term.	Independent Consultant	60	Director, J
160 East 81st Street		Trustee since 2003.	for Merrill Lynch, 2003-		Sainsbury plc (food
New York, NY 10028			present. Formerly,		retailer) and
Age: 56			Chairman, Oppenheimer		Prudential plc.
			Funds, Inc., 2000-2001.		International
			Chief Executive Officer,		Advisory Board,
			1995-2001; President,		British-American
			1991-2000; and Chief		Business Council.
Operating Officer, 1989-
1995 of that firm.

Number of
Portfolios in
Fund
	Position(s)	Term of Office			Complex	Other Directorships Held by Trustees
	Held with	and Length of		Principal Occupation(s)	Overseen by
Name, Address and Age	Fund	Time Served		During Past 5 Years	Trustee

Maceo K. Sloan	Trustee	Indefinite term.		Chairman, President and	60	Director, SCANA
NCM Capital Management		Trustee since 2001.		Chief Executive Officer,		Corporation (energy
Group, Inc.				Sloan Financial Group,		holding company)
2634 Durham-Chapel Hill				Inc., 1991-present;		and M&F Bancorp,
Boulevard				Chairman and Chief		Inc.
Suite 206				Executive Officer, NCM
Durham, NC 27707				Capital Management
Age: 55				Group, Inc., since 1999;
and Chairman, CEO and
CIO, NCM Capital
Advisers Inc., 2003-
present.

Ahmed H. Zewail	Trustee	Indefinite term.		Linus Pauling Chair	60	None
California Institute Of Technology		Trustee since 2004.		Professor of Chemistry
Arthur Amos Noyes Laboratory of				and Professor of Physics,
Chemical Physics				Caltech, 1996-present; and
Mail Code 127-72				Director, NSF Laboratory
1200 East California Boulevard				for Molecular Sciences
Pasadena, CA 91125				(LMS), Caltech, 1995-
Age: 58				present.

Officers

	Position(s)	Term of Office and
	Held with	Length of Time Served			Principal Occupation(s)
Name, Address and Age	Fund				During Past 5 Years

Herbert M. Allison, Jr.	President and	Indefinite term.		Chairman, President and Chief Executive Officer of TIAA
TIAA-CREF	Chief	President and Chief		since 2002. President and Chief Executive Officer of CREF,
730 Third Avenue	Executive	Executive Officer since		TIAA-CREF Mutual Funds, TIAA-CREF Institutional
New York, NY 10017-3206	Officer	2002	.	Mutual Funds, TIAA-CREF Life Funds and TIAA Separate
Age: 61				Account VA-1 (these funds are collectively referred to as
the “TIAA-CREF Funds”) since 2002. Formerly, President
and Chief Executive Officer of Alliance for LifeLong
Learning, Inc., 2000 –2002. President, Chief Operating
Officer and Member of the Board of Directors of Merrill
Lynch & Co., Inc., 1997-1999. Member of the Board of
Directors, New York Stock Exchange.

Gary Chinery	Vice President	Indefinite term.		Vice President and Treasurer of TIAA and the TIAA-CREF
TIAA-CREF	and Treasurer	Vice President and		Funds since 2004. Vice President and Treasurer of
730 Third Avenue		Treasurer since 2004.		Advisors, TIAA-CREF Investment Management, LLC
New York, NY 10017-3206				(“Investment Management”), TIAA-CREF Individual and
Age: 55				Institutional Services, LLC (“Services”), Teachers Personal
Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition
Financing, Inc. (“Tuition Financing”) and TIAA-CREF Life
Insurance Company (“TIAA-CREF Life”).

Scott C. Evans	Executive Vice	Indefinite term.		Executive Vice President since 1998 and Chief Investment
TIAA-CREF	President and	Executive Vice		Officer since 2004 of TIAA and the TIAA-CREF Funds
730 Third Avenue	Chief	President since 1998.		since 2003. President and Chief Executive Officer of
New York, NY 10017-3206	Investment	Chief Investment		Investment Management and Advisors and Director of
Age: 45	Officer	Officer since 2004.		Advisors and TIAA-CREF Life. Formerly, Executive Vice
President, CREF Investments.

I. Steven Goldstein	Executive Vice	Indefinite term.		Executive Vice President, Public Affairs, of TIAA and the
TIAA-CREF	President	Executive Vice		TIAA-CREF Funds since 2003. Formerly, Advisor for
730 Third Avenue		President since 2003.		McKinsey & Company, 2003; Vice President, Corporate

	Position(s)	Term of Office and
	Held with	Length of Time Served	Principal Occupation(s)
Name, Address and Age	Fund		During Past 5 Years

New York, NY 10017-3206			Communications for Dow Jones & Co. and The Wall Street
Age: 52			Journal, 2001 – 2002; and Senior Vice President and Chief
Communications Officer for Insurance Information
Institute, 1993 – 2001.

E. Laverne Jones	Vice President	Indefinite term.	Vice President and Corporate Secretary of TIAA and the
TIAA-CREF	and Corporate	Vice President and	TIAA-CREF Funds since 2001.
730 Third Avenue	Secretary	Corporate Secretary
New York, NY 10017-3206		since 2001.
Age: 55

Susan S. Kozik	Executive Vice	Indefinite term.	Executive Vice President and Chief Technology Officer of
TIAA-CREF	President	Executive Vice	TIAA and the TIAA-CREF Funds since 2003. Formerly,
730 Third Avenue		President since 2003.	Vice President of IT Operations and Services, Lucent
New York, NY 10017-3206			Technologies, 2000-2003; and Senior Vice President and
Age: 47			Chief Technology Officer, Penn Mutual Life Insurance
Company, 1997-2000.

George W. Madison
TIAA-CREF	Executive Vice	Indefinite term.	Executive Vice President and General Counsel of TIAA and
730 Third Avenue	President	Executive Vice	the TIAA-CREF Funds since 2003. Formerly, Executive
New York, NY 10017-3206		President since 2003.	Vice President, Corporate Secretary, and General Counsel
Age: 51			of Comerica Incorporated, 1997-2002.

Erwin W. Martens	Executive Vice	Indefinite term.	Executive Vice President, Risk Management, of TIAA and
TIAA-CREF	President	Executive Vice	the TIAA-CREF Funds since 2003. Director of Advisors,
730 Third Avenue		President since 2003.	Services, TPIS, Tuition Financing and TIAA-CREF Life
New York, NY 10017-3206			and Manager of Investment Management. Formerly,
Age: 48			Managing Director and Chief Risk Officer, Putnam
Investments, 1999-2003; and Head and Deputy Head of
Global Market Risk Management, 1997-1999.

Elizabeth A. Monrad	Executive Vice	Indefinite term.	Executive Vice President and Chief Financial Officer of
TIAA-CREF	President	Executive Vice	TIAA and the TIAA-CREF Funds since 2003. Executive
730 Third Avenue		President since 2003.	Vice President of TPIS, Services, Advisors, Investment
New York, NY 10017-3206			Management and Tuition Financing. Director of Advisors,
Age: 50			TPIS, Tuition Financing and TIAA-CREF Life. Manager of
Investment Management and Services. Executive Vice
President, Finance, Actuarial and Facilities of TIAA-CREF
Life. Formerly, Chief Financial Officer and Senior Vice
President of General Re (2000-2003), Chief Financial
Officer of its North American Reinsurance Operations
(1997-2000) and Corporate Treasurer. Director, Colgate-
Palmolive Company.

Frances Nolan	Executive Vice	Indefinite term.	Executive Vice President, Client Services, of TIAA and the
TIAA-CREF	President	Executive Vice	TIAA-CREF Funds since 2001. President, Chief Executive
730 Third Avenue		President since 2001.	Officer and Manager of Services. Director of TPIS, Tuition
New York, NY 10017-3206			Financing and TIAA-CREF Life. Formerly, Executive Vice
Age: 47			President, Retirement Services, CREF and TIAA, 2000-
2003; Vice President, Eastern Division, 1994-2000.

Dermot J. O’Brien	Executive Vice	Indefinite term.	Executive Vice President, Human Resources, of TIAA and
TIAA-CREF	President	Executive Vice	the TIAA-CREF Funds since 2003. Director, TIAA-CREF
730 Third Avenue		President since 2003.	Life. Formerly, First Vice President and Head of Human
New York, NY 10017-3206			Resources, International Private Client Division, Merrill
Age: 38			Lynch & Co., 1999-Feb. 2003; and Vice President and Head
of Human Resources—Japan Morgan Stanley, 1998-1999.

Bertram L. Scott	Executive Vice	Indefinite term.	Executive Vice President, Product Management, of TIAA
TIAA-CREF	President	Executive Vice	and the TIAA-CREF Funds since 2001. Chairman of the
730 Third Avenue		President since 2001.	Board, President and Chief Executive Officer of TIAA-
New York, NY 10017-3206			CREF Life. Director of TPIS; Manager of Services;
Age: 53			President and Director of Tuition Financing. Formerly,
President and Chief Executive Officer, Horizon Mercy,

	Position(s)	Term of Office and
	Held with	Length of Time Served	Principal Occupation(s)
Name, Address and Age	Fund		During Past 5 Years

1996-2000.

EQUITY OWNERSHIP OF TIAA-CREF LIFE FUNDS TRUSTEES

[TO BE UPDATED]

The following chart includes information relating to equity securities beneficially owned by TIAA-CREF Life Funds’ Trustees in the TIAA-CREF Life Funds and in all registered investment companies in the same "family of investment companies" as the TIAA-CREF Life Funds, as of December 31, 2004. The TIAA-CREF Life Funds' family of investment companies includes TIAA-CREF Life Funds, CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds), and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES

	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Name of Trustee

Willard T. Carleton	None	Over $ 100,000

Martin J. Gruber	None	Over $ 100,000

Nancy L. Jacob	None	Over $ 100,000

Bevis Longstreth	None	Over $ 100,000

Bridget A. Macaskill	None	$50,001-$100,000

Maceo K. Sloan	None	Over $ 100,000

Ahmed H. Zewail	None	Over $ 100,000

COMPENSATION OF TIAA-CREF LIFE FUNDS’ TRUSTEES

[TO BE UPDATED]

The following table shows the compensation received from the TIAA-CREF Life Funds and the TIAA-CREF fund complex by each non-officer trustee for the year ending December 31, 2004. The funds’ officers receive no compensation from any fund in the TIAA-CREF fund complex.

The TIAA-CREF fund complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds), and TIAA-CREF Mutual Funds, each a registered investment company.

The funds have a long-term compensation plan for non-officer trustees. Under this unfunded plan, annual contributions equal to 125% of the basic annual trustee stipend are allocated to notional CREF and TIAA annuity accounts chosen by the individual trustee. Benefits will be paid after the trustee leaves the Board in a lump sum or in annual installments over 5 to 20 years, as requested by the trustee. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payment of their basic stipend, additional stipends, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5 to 20 years, as requested by the trustee, after the trustee leaves the Board.

DISINTERESTED TRUSTEES

Name of Person	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation Paid from TIAA-CREF Complex(1)

Willard T. Carleton	$_______	$_______	$_______

Martin J. Gruber	$_______	$_______	$_______

Nancy L. Jacob	$_______	$_______	$_______

Bevis Longstreth(2)	$_______	$_______	$_______

Bridget A. Macaskill	$_______	$_______	$_______

Stephen A. Ross(3)	$_______	$_______	$_______

Maceo K. Sloan	$_______	$_______	$_______

Robert W. Vishny(3)	$_______	$_______	$_______

Ahmed H. Zewail(4)	$_______	$_______	$_______

(1)	Includes portion of fees attributed to service on the TIAA-CREF Mutual Funds Board, TIAA-CREF Institutional Mutual Funds Board, TIAA-CREF Life Funds Board, and the Management Committee of TIAA Separate Account VA-1.

(2)	This compensation, or a portion of it, was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees. Excluding this year’s deferrals, a total of $ ______________, including interest, earned across the fund complex has been deferred for prior years’ service through year-end 2004, for all current trustees who had elected to defer their compensation.

(3)	These are former trustees.

(4)	Dr. Zewail was appointed as a trustee on June 16, 2004.

BOARD COMMITTEES

The Board has appointed the following standing committees, each with specific responsibilities for aspects of the TIAA-CREF Life Funds' operations:

(1)	An Audit Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Life Funds, which audits and examines the records and affairs of the TIAA- CREF Life Funds as it deems necessary, using independent auditors or others. The Audit Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the independent auditors. The Audit Committee has adopted a formal written charter which is available upon request. During 2004, the Audit Committee held seven meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Carleton, Dr. Gruber and Ms. Macaskill.

(2)	A Finance Committee, which oversees the management of the TIAA-CREF Life Funds’ investments subject to appropriate oversight by the full board. During 2004, the Finance Committee held four meetings. The current members of the Finance Committee are Dr. Gruber (chair), Dr. Carleton, Dr. Jacob, Mr. Longstreth, Ms. Macaskill, Mr. Sloan and Dr. Zewail.

(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Life Funds, which addresses all corporate social responsibility and corporate governance issues including the voting of proxies of portfolio companies of the TIAA-CREF Life Funds and the initiation of appropriate shareholder resolutions. During 2004, the committee held three meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton and Dr. Zewail.

(4)	An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full board. During 2004, the committee held no meetings. The current members of the Executive Committee are Dr. Gruber (chair), Dr. Jacob, Mr. Longstreth and Mr. Sloan.

(5)	A Nominating and Personnel Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Life Funds, which nominates certain TIAA-CREF Life Funds’ officers and the members of the standing committees of the board, and recommends candidates for election as trustees. During 2004, the committee held five meetings. The Committee was disbanded in June 2004 and replaced by the Nominating and Governance Committee. The members of this committee at the time of its termination were Dr. Ross (chair), Dr. Carleton and Dr. Jacob.

(6)	A Nominating and Governance Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Life Funds, which nominates certain TIAA-CREF Life Funds’ officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. The Committee was established in June 2004 and held three meetings during the remainder of the year. The current members of the Nominating and Governance Committee are Dr. Gruber, Dr. Jacob (chair), and Mr. Longstreth.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Life Funds. The Secretary's address is 730 Third Avenue, New York, New York 10017-3206.

RESPONSIBILITIES OF THE BOARD

TIAA-CREF Life Funds' Board is responsible for overseeing the TIAA-CREF Life Funds' corporate policies and for adhering to fiduciary standards under the 1940 Act. Most significantly, the Board is responsible for the initial approval and annual renewal of the TIAA-CREF Life Funds' investment management agreement with Advisors. Under the agreement, Advisors assumes responsibility for providing to, or obtaining for, the TIAA-CREF Life Funds all of the services necessary for their ordinary operation, including investment advisory, transfer agency, dividend disbursing, custody, accounting and administrative services. In considering whether to initially approve the investment management agreement and renew the agreement annually thereafter, the Board considered the investment management fee structure of each of the TIAA-CREF Life Funds in light of a variety of factors, including (a) the nature and quality of the services provided by Advisors under the agreement; and (b) the reasonableness of the investment management fees and how such fees compared to fees paid to other advisors for managing similar funds.

[Section on re-approval of advisory arrangements to be inserted for May 1, 2005 filings—annual Board review to occur in April 2005]

PROXY VOTING POLICIES

     The TIAA-CREF Life Funds have adopted policies and procedures to govern their voting of proxies of portfolio companies. The funds seek to use proxy voting as a tool to promote positive returns for long-term shareholders. We believe that companies that follow good corporate governance practices and are responsive to shareholder concerns are more likely to produce better returns than those companies that do not follow these practices or act in such a manner.

     As a general matter, the Board of Trustees has delegated to Advisors responsibility for voting the proxies of the portfolio companies in accordance with Board approved guidelines established by the Trustee Committee on Corporate Governance and Social Responsibility. Guidelines for proposals related to corporate governance proposals and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as Appendix A to this SAI.

     Advisors has a team of professionals responsible for reviewing and voting each proxy. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms, various corporate governance related publications and TIAA-CREF investment professionals. Based on their analysis of each proposal and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the interests of the funds’ shareholders. Occasionally, when a proposal relates to social or environmental concerns or governance issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors seeks guidance on how to vote from the Trustee Committee on Corporate Governance and Social Responsibility.

     The funds believe there are no material conflicts of interest that interfere with their voting decisions. There may be rare instances in which a trustee or senior executive of the funds, Advisors or Advisors’ affiliates is either a director or executive of a portfolio company. In such cases, this individual is required to recuse him- or herself from all decisions regarding the portfolio company.

     A report of proxies voted for the funds is made quarterly to the funds’ Board and/or the Finance Committee, noting any proxies that were voted in exception to the TIAA-CREF Policy Statement on Corporate Governance.

A record of all proxy votes cast for the funds for the 12-month period ended June 30, 2004 can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov. A record of the funds’ proxy votes for the 12-month period ended June 30, 2005 will become available on August 31, 2005.

PRINCIPAL HOLDERS OF SECURITIES
[TO BE UPDATED]

TIAA, as the contributor of the initial capital for each of the funds, owned the following percentages of the shares of each fund as of [April 22], 2005:

Growth Equity Fund	____%

Growth & Income Fund	____%

International Equity Fund	____%

Large-Cap Value Fund	____%

Small-Cap Equity Fund	____%

Stock Index Fund	____%

Social Choice Equity Fund	____%

Real Estate Securities Fund	____%

Bond Fund	____%

Money Market Fund	____%

* Due to ownership of more than 25% of their shares, TIAA may be considered a “control person” of each of these funds under the 1940 Act.

The TIAA-CREF Life Separate Account VA-1 owns substantially all of the balance of the outstanding shares of each of the funds and may be considered a “control person” of each fund under the 1940 Act. The TIAA-CREF Life Separate Account VLI-1 owns less than 1% of the shares. To the funds’ knowledge, no other person owns beneficially or of record 5% or more of any of the funds’ shares. Less than 1% of each fund’s shares are owned by the funds’ trustees and officers.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

As explained in the prospectus, investment advisory services and related services for the TIAA-CREF Life Funds are provided by personnel of Advisors, which is registered under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the TIAA-CREF Life Funds, subject to the direction and control of the TIAA-CREF Life Funds' board of trustees. Advisors' will perform all research, make recommendations, and place orders for the purchase and sale of securities. Advisors also provides for portfolio accounting, custodial, and related services for the assets of the TIAA-CREF Life Funds.

Advisory fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the prospectus.

For the years ended December 31, 2002, 2003 and 2004 the total dollar amount of investment management fees for each fund (if applicable), before and after the waiver of the portion of the investment management fee attributable to each fund, was as follows:

[TO BE UPDATED]

	GROSS			WAIVED			NET

	2002	2003	2004	2002	2003	2004	2002	2003	2004
Growth Equity
Fund	$196,062	$91,398		$81,018	N/A		$115,044	$91,398
Growth &
Income Fund	$227,981	$113,299		$98,532	N/A		$129,449	$113,299
International
Equity Fund	$168,910	$110,074		$68,380	N/A		$100,530	$110,074
Large-Cap Value Fund	$15,440	$56,859		--	N/A		$15,440	$56,859
Small-Cap Equity Fund	$6,390	$26,392		--	N/A		$6,390	$26,392
Stock Index Fund	$238,808	$59,898		$175,744	N/A		$63,064	$59,898
Social Choice
Equity Fund	$79,699	$17,465		$41,178	N/A		$38,521	$17,465
Real Estate
Securities Fund	$15,883	$70,002		--	N/A		$15,883	$70,002
Bond Fund	-	$24,086		--	N/A		-	$24,086
Money Market Fund	-	$5,855		--	N/A		-	$5,855

PERSONAL TRADING POLICY

The TIAA-CREF Life Funds, Advisors and Teachers Personal Investors Services, Inc. (“TPIS”) have adopted codes of ethics under Rule 17j-1 of the 1940 Act and under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the funds, they must also generally preclear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review. These codes of ethics have been filed with the SEC and may be obtained: (1) through the SEC’s Public Reference Room (call 1-202-942-8090 for more information; (2) through the EDGAR Database at www.sec.gov; (3) upon request at publicinfo@sec.gov; or (4) by writing the SEC’s Public Reference Section, Washington, DC 20549.

INFORMATION ABOUT THE FUNDS’ PORTFOLIO MANAGEMENT
TEAMS

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

Portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are based on the pre-tax investment performance of the funds and other investment vehicles the portfolio management team member manages, relative to the performance of the fund’s or other investment product’s benchmark index and peer group, for a weighted three-year period -- with the most weight given to the current year (two-thirds) and equal weighting given for the preceding two years (one-sixth each). In the future, we anticipate using a weighted four-year period. Competitive pay in the marketplace is also considered in determining total compensation. The size of the compensation pool available to pay portfolio management team members is based on corporate performance across the TIAA-CREF organization. Investment performance, as measured against investment benchmarks and peer groups for the weighted three-year period, is one of the key performance indicators for this assessment. Net flows are a small factor (less than 5%) in this assessment; therefore, the corporate pool of dollars from which portfolio managers are compensated is minimally affected by growth of fund assets and net fund flows.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The following chart includes information relating to the portfolio management team members listed in the prospectus, such as other accounts managed by them (registered investment companies and registered and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Funds they manage, as of

December 31, 2004. None of the persons indicated below currently manages any other investment accounts.

[CHART TO BE FILED BY AMENDMENT]

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

Portfolio managers of the funds may also manage other registered investment companies, unregistered investment pools and investment accounts that might raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. These include:

Aggregation and Allocation of Transactions. Advisors may, on occasion, aggregate or “bunch” orders of the funds and its other client accounts, in each case consistent with Advisors’ policy to seek best execution for all orders. Advisors has adopted procedures to ensure that the funds are afforded equal opportunity with Advisors’ other clients to receive investment allocations and that such allocations are provided to the funds and Advisors’ other client accounts in a manner that is consistent with Advisors’ fiduciary obligations.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services.

IPO allocation. Advisors has adopted procedures to ensure that it allocates initial public offerings to the funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the funds, as well as its other clients, is based on a percentage of assets under management. Advisors is not paid performance-based fees for its management of the funds or any other client accounts. Advisors’ compensation structure therefore does not raise conflicts of interest that may arise when an investment adviser is paid management fees based on performance of some of its client’s accounts and not others.

ADVISORS AND TIAA

Advisors is a wholly-owned indirect subsidiary of TIAA. The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 2.5 million people. As of December 31, 2004, TIAA’s assets were approximately $_____ billion; the combined assets for TIAA and CREF totaled approximately $_____ billion.

TIAA owns all of the shares of TIAA-CREF Enterprises, Inc., which in turn owns all the shares of Advisors, TIAA-CREF Life Insurance Company, and TPIS, the principal underwriter for the TIAA-CREF Life Funds and the TIAA-CREF Life Insurance Company variable annuity contracts funded by the TIAA-CREF Life Funds. TIAA also holds all the shares of TIAA-CREF Investment Management, LLC ("Investment Management"). Investment Management provides investment advisory services to CREF, TIAA's companion organization. All of the foregoing are affiliates of the TIAA-CREF Life Funds and Advisors.

CUSTODIAN

Under the terms of a contract with Advisors, JPMorgan Chase Bank ("JPMorgan"), 4 Chase MetroTech Center, Brooklyn, NY 11245 acts as custodian for the TIAA-CREF Life Funds. JPMorgan is responsible for the safekeeping of the funds' portfolio securities. Advisors has agreed to pay JPMorgan for these services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of TIAA-CREF Life Funds are audited by Ernst & Young LLP. The principal business address of Ernst & Young LLP is 5 Times Square, New York, New York 10036.

FUND HISTORY AND DESCRIPTION OF THE FUND

TIAA-CREF Life Funds is a Delaware statutory trust organized on August 13, 1998, and is registered with the SEC as a diversified "open-end" management investment company. It currently has ten investment portfolios (funds). As a Delaware statutory trust, the fund's operations are governed by its Declaration of Trust dated August 13, 1998, as amended (the Declaration). A copy of the fund's Certificate of Trust, dated August 13, 1998, is on file with the Office of the Secretary of State of the State of Delaware.

SHAREHOLDERS MEETINGS AND VOTING RIGHTS

Under the Declaration, the TIAA-CREF Life Funds are not required to hold annual meetings to elect Trustees or for other purposes, although we may do so periodically. The TIAA-CREF Life Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the TIAA-CREF Life Funds.

With regard to matters for which the Investment Company Act of 1940 requires a shareholder vote, the separate account which issues the variable contracts funded by the TIAA-CREF Life Funds, as the legal owner of the TIAA-CREF Life Funds shares, typically votes fund shares in accordance with instructions received from contractowners (or annuitants or beneficiaries thereunder) having a voting interest in the separate account. Shares held by the separate account for which no instructions are received are generally voted by the separate account for or against any proposition, or in abstention, in the same proportion as the shares for which instructions have been received. You should refer to the separate account prospectus, which accompanies this prospectus, describing your contract and the separate account, for more information on your voting rights.

SHARES

The fund is authorized to issue an unlimited number of shares of beneficial interest in the fund, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the fund's investment portfolios. There are currently ten series of shares, each of which is invested in an investment portfolio.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by the share on all matters to which the holder of that share is entitled to vote. The shares do not have cumulative voting rights.

ADDITIONAL PORTFOLIOS

The TIAA-CREF Life Funds currently consists of ten investment portfolios, or funds. Pursuant to the Declaration, the Trustees may establish additional investment funds (technically "series" of shares).

VALUATION OF ASSETS

The assets of the TIAA-CREF Life Funds are valued as of the close of each valuation day in the following manner:

EQUITY SECURITIES

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. eastern time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith under the direction of the board of trustees if events materially affecting its value occur between the time its price is determined and the time a fund's net asset value is calculated.

FOREIGN INVESTMENTS

Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a fund's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the board of trustees. The fair value of foreign securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a securities price with securities indices and other appropriate indicators, such as ADR’s and futures contracts.

DEBT SECURITIES

Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing independent pricing services, except when we believe the prices don't accurately reflect the security's fair value.

Values for money market instruments with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

All debt securities may also be valued at fair value as determined in good faith by the board of trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The board of trustees has determined that such valuation is in the best interests of the fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

The board of trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the board of trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than ½ of one percent from $1.00 per share. In the event such deviation should exceed ½ of one percent, the board of trustees will promptly consider initiating corrective action. If the board of trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

OPTIONS

Portfolio investments underlying options are valued as described above. Stock options written by a fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a fund's net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when a fund writes a call option, the amount of the premium is included in the fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if a fund enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, a fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the board of trustees.

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the fund as well as for selecting brokers and, where applicable, negotiating the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the fund at the same time as for TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds or any other investment account that it may be managing, or at the same time as for a CREF account or other account managed by Investment Management, the other investment adviser affiliated with TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.

Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker's compensation should be related to those services.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2004, as well as an estimate of the amount paid for those research services. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

[TO BE UPDATED]

Aggregate $ Amount
of Commissions Paid
to Firms that Provided
Fund	Research Services

Growth Equity Fund	$________
Growth & Income Fund	$________
Large-Cap Value Fund	$________
International Equity Fund	$________
Stock Index Fund	$________
Real Estate Securities Fund	$________

Research or services obtained for one fund may be used by Advisors in managing the other funds or in managing other investment company accounts. The research or services obtained may also be used by Investment Management in managing CREF. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with Advisors' fiduciary duty to the funds.

The aggregate amount of brokerage commissions paid by the funds for the years ended December 31, 2002, 2003, and 2004 was as follows:

FUND	2002	2003	2004

Growth Equity Fund	$41,408	$42,369	$____
Growth & Income Fund	$109,557	$126,004	$____
International Equity Fund	$50,550	$68,209	$____
Large-Cap Value Fund	$23,681	$59,585	$____
Small-Cap Equity Fund	$34,390	$57,781	$____
Stock Index Fund	$8,649	$5,089	$____
Social Choice Equity Fund	$2,268	$2,647	$____
Real Estate Securities Fund	$157,280	$145,193	$____
Bond Fund	--	--	$____
Money Market Fund	--	--	$____

During 2004, the funds acquired securities of certain of the regular brokers or dealers or their parents. These entities and the value of the each of the fund's aggregate holdings in the securities of those entities are set forth below:

[TO BE UPDATED]

Regular Broker or Dealer based on brokerage commissions paid:

Holdings at
12/31/04
Fund	Broker	Parent	(US$)

Regular Broker or Dealer based on entities acting as principal:

Holdings at
12/31/04
Fund	Broker	Parent	(US$)

TAX STATUS

Although the TIAA-CREF Life Funds are organized as a Delaware statutory trust, neither the TIAA-CREF Life Funds nor any of the funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each fund qualifies as a "regulated investment company" ("RIC") for federal income tax purposes and satisfies certain income source requirements of Delaware law. If the funds so qualify and distribute all of their income and capital gains, they will also be exempt from the New York State franchise tax and the New York City general corporation tax, except for small minimum taxes.

Each fund intends to qualify as a RIC under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of the fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities; (b) the fund must distribute to its shareholders annually 90% of its ordinary income and net short-term capital gains and 90% of its tax exempt interest income (undistributed net income may be subject to tax at the fund level) and (c) the fund must diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and engaged in the same, similar, or related trades or businesses.

If a fund fails to qualify as a RIC, the fund will be subject to federal and possibly state and local corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of the fund's available earnings and profits. Owners of a variable annuity or other variable insurance contracts invested in the fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. This could also happen if the fund fails to comply with the diversification requirements required of insurance company separate accounts under the Code.

Each fund must declare and distribute dividends in an amount equal to at least the sum of (i) 98% of its ordinary income (as of the twelve months ended December 31), (ii) 98% of its capital gain net income (as of the twelve months ended October 31), and (iii) any income not distributed in prior years in order to avoid a federal excise tax. Each fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to each fund's ordinary income and capital gains distributions are taxable as such to shareholders in the year in which they are received except dividends declared in October, November or December and paid in January. Dividends in the latter category are treated as paid on December 31 of the year in which the dividend was declared.

This discussion of the tax treatment of the funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. Contractowners should consult their tax advisers to determine the tax treatment of their investment.

UNDERWRITERS

The shares of the TIAA-CREF Life Funds are offered continuously by TPIS, which is registered with the SEC as a broker-dealer and is a member of the NASD. TPIS may be considered the "principal underwriter" for the shares of the fund. No commissions are paid in connection with the distribution of the shares of the TIAA-CREF Life Funds. The principal business address of TPIS is 730 Third Avenue, New York, New York 10017.

LEGAL MATTERS

All matters of applicable state law have been passed upon by George W. Madison, Executive Vice President and General Counsel of TIAA and CREF. Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP, Washington, D.C.

EXPERTS

The financial statements of the TIAA-CREF Life Funds incorporated by reference into this registration statement have been audited by E&Y, independent registered public accounting firm, as stated in their report appearing in the financial statements, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

ADDITIONAL INFORMATION

Mr. William H. Waltrip, a trustee of TIAA, and Professor Stephen A. Ross, a trustee of the funds and the other TIAA-CREF registered investment companies (together, the “TIAA-CREF Funds”), resigned from their respective boards on November 30, 2004.

On August 1, 2003, the valuation practice, a non-auditing practice of Ernst & Young LLP (“E&Y”), the independent auditor to TIAA and the TIAA-CREF Funds, entered into an agreement with a company owned by the two trustees among others, a majority of which was owned by Professor Ross. The business relationship was created to develop intellectual property and related services to value corporate stock options. The aggregate amount paid by E&Y to the company under this agreement was approximately $1.33 million of which Professor Ross received, or will receive, approximately $335,000 (of which $60,000 represented reimbursement of expenses and $25,000 represented repayment of a loan he made to the company). Mr. Waltrip has not received any payment from the company. The agreement and business activity thereunder was terminated on August 20, 2004 and a dissolution agreement was signed as of November 17, 2004.

On August 9, 2004, E&Y informed TIAA and the TIAA-CREF Funds that the business relationship between E&Y and the company owned by the trustees was not in accordance with the auditor independence standards of Regulation S-X and the Public Company Accounting Oversight Board. E&Y also notified the SEC and the Audit Committees of TIAA and the TIAA-CREF Funds of this business relationship. The Audit Committees consist entirely of independent trustees having no business relationships with TIAA, the TIAA-CREF Funds or E&Y.

The Audit Committees of TIAA and the TIAA-CREF Funds, and E&Y, each determined that the trustee’s business relationship with E&Y did not compromise E&Y’s independence from either TIAA or the TIAA-CREF Funds or the integrity or objectivity of the respective audits for 2003 and 2004. This determination was based on, among other things, the fact that the E&Y audit team was not aware of the business relationship when they issued the 2003 audit opinions on the financial statements of TIAA and the TIAA-CREF Funds and the business activity under the agreement was ceased in 2004 upon identification of the matter. Professor Ross and Mr. Waltrip had no other functions or responsibilities as Board members that would have caused them to have direct dealings with the E&Y audit team. Professor Ross and Mr. Waltrip were not members of the Audit Committees.

TIAA and the TIAA-CREF Funds have distributed a request for proposal to four major accounting firms and are currently evaluating each firm’s requisite capacity and expertise to perform audit services for TIAA and/or the TIAA-CREF Funds. TIAA and/or the TIAA-CREF Funds have also taken steps to ensure that their respective trustees will identify promptly any business relationships that may bring the independence of the outside auditors into question. These steps include revising their officers and trustees questionnaires, improving the questionnaire review process, receiving quarterly auditor independence certifications, and enhancing continuing education for all trustees regarding SEC matters.

On December 6, 2004, the staff of the SEC informed TIAA and the TIAA-CREF Funds that it is conducting an informal inquiry into the E&Y auditor independence matter. TIAA and the TIAA-CREF Funds intend to fully cooperate with the SEC staff in connection with the informal inquiry.

OTHER INFORMATION

This Statement of Additional Information and the Prospectus for the TIAA-CREF Life Funds do not contain all the information set forth in the registration statement and exhibits relating thereto (including the Declaration of Trust), which have been filed with the SEC, to which reference is hereby made.

FINANCIAL STATEMENTS

The audited financial statements of each of the funds of the TIAA-CREF Life Funds are incorporated herein by reference to the TIAA-CREF Life Funds’ report on Form N-CSR for the year ended December 31, 2004, which contains the TIAA-CREF Life Funds’ Annual Report, which has been filed with the SEC and provided to separate account contractowners. We will furnish you, without charge, another copy of the Annual Report upon request.

Appendix A

TIAA-CREF Policy Statement on Corporate Governance

Introduction

Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is a long-term investor in the U.S. and international equity markets. We recognize that the development, vitality and integrity of public corporations are critical to the strength of TIAA-CREF’s investments and to the country’s overall economy and society. We believe that sound corporate governance contributes significantly to long-term corporate performance. Accordingly, we conceive our fiduciary responsibility to our shareholders and participants to require that we be advocates for better corporate governance—both as a means to improve long-term value for our participants and to foster the investor confidence necessary for the long-term viability of the free market system.

TIAA-CREF’s views on corporate governance are founded on our conviction that good corporate governance should maintain the appropriate balance between the rights of shareholders—the owners of the corporations—and the needs of the board and management to direct and manage effectively the corporation’s affairs. A sound governance structure should reinforce a culture of corporate integrity, contribute to the identification and pursuit of long-term strategic goals of growth and profit and, most importantly, ensure continuity of strong leadership. At the same time, it should provide an active and vigilant line of defense against breaches of integrity and abuses of authority.

This Policy Statement sets forth our views as to what good corporate governance means in an ever-changing economic environment and presents our voting guidelines on major proxy issues. We expect that the statement will serve as a basis for dialogue with boards of directors and senior managers, with the objectives of improving corporate governance practices and increasing long-term shareholder value.

This is the fourth edition of this document, which is revised periodically by the Corporate Governance and Social Responsibility Committees of the TIAA-CREF boards. We note that this revision reflects our reaction to recent major corporate governance failures and market dysfunction and to the regulatory and legislative responses they provoked. New reforms, including the Sarbanes-Oxley legislation and the amended listing requirements of the major U.S. exchanges, have materially affected the market place and investor expectations. These reforms have served to codify into law and regulation many principles and policies that TIAA-CREF has long endorsed—a development our participation in the regulatory process helped to produce.

This statement reflects recent experience and strengthens and clarifies our corporate governance principles, to make them more useful to corporate managements, boards of directors, other shareholders and market participants. We place particular priority on three areas that were generally recognized as sources of significant and continuing corporate governance deficiencies: 1) the failure of boards of directors to play their required oversight role; 2) the failure of some professional advisors, including public accountants, law firms, investment bankers and consultants, to discharge their responsibilities properly, and 3) the failure of many investors, particularly institutional investors, to exercise effectively their rights and responsibilities or even to be heard on matters of corporate governance importantly affecting them. Our new policy initiatives reinforce and supplement the reforms announced to date and help to ensure that the spirit of these reforms is incorporated into practice.

Although many of the specifics in this statement relate principally to companies incorporated in the United States, the broad principles apply to all public corporations in which TIAA-CREF might invest. TIAA-CREF’s portfolio has been diversified internationally for many years, and we have played a significant role in efforts to improve global standards of corporate governance. We will continue to promote principles and practices of good corporate governance outside the United States, as explained in the section on global standards.

The Board of Directors

The primary responsibility of the board of directors is to foster the long-term success of the corporation, consistent with its fiduciary responsibility to shareholders and its obligations to regulators. To carry out this responsibility, the board must ensure that it is independent and accountable to shareholders and must exert authority for the continuity of executive leadership with proper vision and values. The board is singularly responsible for the selection and evaluation of the corporation’s chief executive officer and included in that evaluation is assurance as to the quality of senior management. The board should also be responsible for the review and approval of the corporation’s long-term strategy, the assurance of the corporation’s financial integrity, and the development of equity and compensation policies that motivate management to achieve and sustain superior long-term performance.

The board should put in place structures and processes that enable it to carry out these responsibilities effectively. Certain issues may be delegated appropriately to committees, including the audit, compensation and corporate governance/nominating committees, to develop recommendations to bring to the full board. Nevertheless, the board maintains overall responsibility for the work of the committees and the long-term success of the corporation.

TIAA-CREF puts major focus on the quality of the board of directors. Accordingly, while we normally vote for the board’s nominees, we will vote for alternative candidates when our analysis indicates that those candidates will better represent shareholder interests. We will withhold our vote from unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. We also will withhold our vote from unopposed directors when the board as a whole has acted contrary to legitimate shareholder concerns.

A. Board Membership

1. Director Independence. The Board should be comprised of a substantial majority of independent directors. This is a prime example of a principle long espoused by TIAA-CREF and now accepted by mainstream boards and senior managements. Going forward, TIAA-CREF will focus on how company boards interpret and implement the new exchange listing requirements as reflected by their actions and corporate governance positions and will encourage board practices that promote a spirit and culture of true independence and vitality.

More specifically, the definition of independence should extend beyond that incorporated in amended listing standards of the exchanges. We believe independence means that a director and his or her immediate family have no present or former employment with the company, nor any substantial connection of a personal or financial nature (other than equity in the company or equivalent stake) to the company or its management that could in fact or in appearance compromise the director’s objectivity and loyalty to shareholders. To be independent, the director must not provide, or be affiliated with any organization that provides goods or services for the company if a reasonable, disinterested observer could consider the relationship substantial.

True independence depends upon these and other factors that may not be readily discerned by shareholders. In view of the importance of independence, non-management directors should evaluate the independence of each of their fellow directors based on all information available to them and should disclose to shareholders how they determine that directors are capable of acting independently.

2. Director Qualifications. The board should be comprised of individuals who can contribute business judgment to board deliberations and decisions, based on their experience in relevant business, management disciplines or other professional life. Directors should reflect a diversity of background and experience, and at least one director should qualify as a financial expert for service on the audit committee. Each director should be prepared to devote substantial time and effort to board duties, taking into account other executive responsibilities and board memberships.

3. Board Alignment with Shareholders. Directors should have a direct, personal and material investment in the common shares of the company so as to align their attitudes and interests with those of public shareholders. The definition of a material investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation; their use is less aligned with the interests of long-term equity owners than other forms of equity.

4. Director Education. Directors should continuously take steps through director education to improve their competence and understanding of their roles and responsibilities and to deepen their exposure to the company’s businesses, operations and management. The company should disclose whether directors are participating in such programs. New directors should receive comprehensive orientation, and all directors should receive periodic updates concerning their responsibilities or participate in periodic director education programs. Companies may develop and conduct such programs internally and may encourage directors to participate in independent programs available for director education through universities and organizations with a history of providing excellent education.

5. Disclosure of Any Monetary Arrangements. The Board should approve and disclose to shareholders any monetary arrangements with directors for services outside normal board activities.

B. Board Responsibilities

1. Fiduciary Oversight. The board must exercise its fiduciary responsibilities in the best interests of the corporation and its shareholders. In addition to ensuring that corporate resources are used only for appropriate business purposes, the board should be a model of integrity and inspire a culture of high ethical standards. The board should mandate strong internal controls, avoid board member conflicts of interest, and promote fiscal accountability and compliance with all applicable laws and regulations. The board should develop a clear and meaningful set of governance principles and disclose them to shareholders on the company’s website, as well as in the annual report or proxy statement. The board also should develop procedures that require that it be informed of violations of corporate standards. Finally, through the audit committee, the board should be directly engaged in the selection and oversight of the corporation’s external audit firm.

2. CEO Selection and Succession Planning. The development, selection and evaluation of executive leadership are among the most important decisions the board will make. Continuity of strong executive leadership with proper values is critical to corporate success. Under such leadership, companies have the best opportunity to succeed and benefit shareholders. Indifferent or weak leadership over time allows the best of business positions to erode and a company’s fortunes to decline. To ensure the long-term success of the company and its shareholders, it is imperative that the board develop, select and support strong corporate leadership.

This process depends upon a thorough and effective management development and succession plan, and a sound evaluation process. The succession plan should identify high-potential executives and provide them with career development opportunities to advance in increasingly responsible positions. A thoughtful and deliberate succession plan will result in a pool of senior managers who have the experience and demonstrated capabilities to succeed as the Chief Executive Officer.

The evaluation process should be ongoing and should reflect a clear understanding between the board and the CEO regarding the corporation’s expected performance, including specific objectives and measures for CEO performance.

3. Strategic Planning. The board should review the company’s strategic plan at least annually.

The strategic allocation of corporate resources to each of the company’s businesses is critical to its future success. Strategic plan reviews should include assessments of a) markets, products and customers for each major business segment; b) competitive strengths and weaknesses of the company; c) opportunities and threats confronting the company; d) key success factors and other elements necessary to maintain a competitive advantage; e) human resource management issues; and f) a projection of the firm’s financial resources, which ensures flexibility and includes sufficient availability of capital needed to achieve its strategic objectives.

4. Equity Policy. The board should develop an equity policy that reflects its broad philosophy regarding the proportion of stock that the company intends to be available for executive compensation and communicate that policy to shareholders. The board should establish limits on the number of shares to be available for option programs, as measured by potential dilution, and should disclose the terms of those programs. As equity-based compensation has become an increasingly important part of executive compensation, it has claimed an increasingly larger share of the equity base of the corporation—in many cases far more than shareholders would have approved or the board may have intended. A well-designed equity policy will help to prevent such results and ensure that compensation is appropriately linked to both corporate performance and corporate resources.

C. Board Structure and Processes

1. Role of the Chairman. The board should organize its functions and conduct its business in a manner that enables it to carry out its responsibilities consistent with good governance principles. Thus, it should ensure that it is the focal point for accountability of the CEO and management of the company. In the absence of special circumstances, we would leave to the discretion of the board whether to separate the positions of CEO and chairman. However, when the board chooses not to separate the positions, it should designate a lead or presiding director who would preside over executive sessions of independent directors and, if the board determines it to be appropriate, would participate actively in the preparation of board agendas. The board should encourage full discussion of all issues before the board and provide appropriate resources for board members so that they may prepare for meetings.

2. Committee Structure. The board should delegate certain functions to committees. Under new regulations, three key committees must be comprised exclusively of independent directors: the audit committee, the compensation committee, and the corporate governance/nominating committee. The new requirements have also greatly expanded the responsibilities and necessary competencies of audit committee members. The credibility of the corporation will depend in part on the vigorous demonstration of independence by the committees and their chairs. Committees should have the right to retain and evaluate outside consultants and to communicate directly with staff below the senior level.

The committees should report back to the board on important issues they have considered and upon which they have taken action. The audit, compensation and corporate governance/ nominating committees should meet in executive session on a regular basis with inclusion of management personnel, if appropriate because of issues under discussion, and also without such personnel being present. If the company receives a shareholder proposal, the committee most appropriate to consider the matter should review the proposal and the management response to it. Each committee should create and disclose to shareholders a clear and meaningful charter specifying its role and responsibilities, including the following:

 Audit Committee

The audit committee plays a critical role in ensuring the corporation’s financial integrity and consideration of legal and compliance issues. It represents the intersection of the board, management, independent auditors, and internal auditors, and it has sole authority to hire and fire the corporation’s independent auditors. When selecting auditors, the committee should consider the outside firm’s independence. The committee should ensure that the firm’s independence is not compromised by the provision of non-audit services. The committee should establish limitations on the type and amount of such services that the audit firm can provide. The committee should also consider imposing limitations on the corporation’s ability to hire staff from the audit firm and requiring periodic rotation of the outside audit firm.

In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the audit committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s process to monitor and manage business risks facing the company. The committee should establish a means by which employees can communicate directly with committee members and should ensure that the company develops, and is in compliance with, ethics policies and legal and regulatory requirements.

• Compensation Committee

Executive compensation practices provide a window into the effectiveness of the board. Through the compensation committee, the board should implement rational compensation practices that respond to the company’s equity policy, including conditional forms of compensation that motivate managers to achieve performance that is better than that of a peer group. They should not be driven by accounting treatment or the pursuit of short-term share price results. Compensation should reward only the creation of genuine and sustainable value. With shareholders’ interest and fairness in mind, the committee should develop policies and practices regarding cash pay, the role of equity-based compensation, fringe benefits and senior management employment contracts, severance and payments after change of control. All policies should be disclosed to shareholders upon adoption by the full board. As described later in this statement, TIAA-CREF has developed guidelines for the specific components of executive compensation.

• Corporate Governance/Nominating Committee

The corporate governance/nominating committee is responsible for ensuring that the corporation has an engaged and vital board of directors. The committee should be charged to make recommendations related to the preparation of corporate governance principles; director qualifications and compensation; board and committee size, structure, composition and leadership; board and committee effectiveness; and director independence evaluation and director retirement policy. It should also be responsible for succession planning. The committee should also consider how new regulatory requirements affecting corporate governance should change company practices.

3. Executive Sessions. The board should hold routinely scheduled executive sessions at which management, including the CEO, is not present. These meetings should help to facilitate a culture of independence, providing directors with an opportunity to engage in open discussion of issues that might otherwise be inhibited by the presence of the CEO or management. Executive sessions should also be used to evaluate CEO performance and discuss CEO compensation.

4. Board Evaluation. The board should conduct regular evaluations of its performance and that of its key committees. Such evaluations should be designed to improve the board’s effectiveness and enhance its engagement and vitality. They should be based on criteria defined in the board’s governance principles and its committee charters and should include a review of the skills, experience and contributions represented in the boardroom. In addition to director orientation and education, the board should consider other ways to improve director performance, including individual director performance evaluations.

5. Annual Elections. All directors should stand for annual election to the board. A classified board structure at a public company can be a significant impediment to a free market for corporate control, particularly in combination with other takeover defenses, such as a “poison pill” shareholder rights plan. Moreover, a classified board structure can restrict a board’s ability to remove expeditiously an ineffective director.

6. Board Schedule and Meeting Agendas. The board should establish schedules and agendas for the full board and its committees that anticipate business “rhythms” and normal recurring agenda items. They should specify the dates of meetings and subjects to be covered at each meeting and should ensure that all relevant materials are provided to members well before each meeting. This will enable directors to be prepared and vigorously engaged in meetings and the staff to be prepared to respond to the needs and concerns of the board and its committees. Meeting agendas should allow sufficient time to discuss important issues thoroughly.

7. Indemnification and Liability. Directors should be held accountable to the shareholders and the corporation for willful or gross negligence of their duty of loyalty and their duty of care and should not obtain insurance for these types of conduct. Exclusive of this, the corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors.

8. Board Size. The board should be large enough to allow key committees to be staffed with independent directors but small enough to allow all views to be heard and to encourage the active participation of all members.

9. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limitations on the length of director service, we believe the board should establish a director retirement policy. A fixed director retirement policy will contribute to board vitality.

Shareholder Rights and Responsibilities

As owners of the corporation, shareholders have a unique relationship to the board and management. Unlike other groups that do business with the corporation (e.g., customers, suppliers, lenders and labor), common stock shareholders do not and cannot have contractual protection of their interests. Instead, they must rely on the board of directors, whom they elect, and on their right to vote at shareholder meetings. To protect their long-term economic interests, shareholders have a responsibility to monitor the conduct of the board of directors and exercise their voting rights by casting thoughtful and informed proxy votes that enhance the financial interests of their investors. In view of the importance of the board of directors, shareholders should withhold votes from unopposed directors where the individual or the board as a whole has acted contrary to legitimate shareholder concerns.

Although the proxy vote is the key mechanism by which shareholders play a role in the governance of the corporation, it is appropriate for institutional investors that are entrusted with the investment funds of others to be active shareholders and promote more effective corporate governance in the companies in which they invest. Institutional investors should also ensure that their own internal corporate governance practices meet high standards of accountability, transparency and fiduciary responsibility.

TIAA-CREF votes its proxies in accordance with the following principles, which are intended to promote shareholder rights and enhance shareholder value:

1. Each Director Represents All Shareholders. Shareholders should have the right to expect that each director is acting in the interests of all shareholders and not the interest of a dominant shareholder or a particular stakeholder.

2. One Share-One Vote. Shareholders should have the right to a vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights or reduce the proportional impact of larger shareholdings.

3. Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner to a proxy tabulator independent of management, except in circumstances of a contest for control. Confidential voting protects shareholders from undue influences in making voting decisions.

4. Majority Requirements. Shareholders should have the right to approve matters submitted for their consideration with a simple majority of the shares voted. The board should not impose super-majority voting requirements, except if necessary to protect the interests of minority stockholders where there is a single dominant shareholder.

5. Abstention Votes. Shareholder votes cast “for” or “against” a proposal should be the only votes counted. Votes cast to abstain should not be counted, except for purposes of determining whether a quorum requirement is met.

6. Authorization of Stock. Shareholders should have the right to approve increases in the authorized number of common shares. Shareholders should ensure that such increases are intended for a valid corporate purpose and are not to be used in a manner inconsistent with shareholder interests; for example, as in an excessively generous equity compensation plan.

7. Fair Price Provisions. All shareholders should receive equal financial treatment. TIAA-CREF supports “fair price” provisions and measures to limit the corporation’s ability to buy back shares from a particular shareholder at higher-than-market prices. Similarly, we support the elimination of pre-emptive rights, which can impede a corporation’s ability to raise capital efficiently. Exceptions may be made in those cases where an independent analysis indicates that such rights have a distinct value to shareholders, as they sometimes do in jurisdictions outside the United States.

8. Anti-takeover Provisions. Shareholders should have the right to approve any action that alters the fundamental relationship between the shareholders and the board. Companies should make a compelling case prior to adopting shareholder rights plans (“poison pills”) and other anti-takeover measures, articulating their potential benefits to shareholders. We believe that any anti-takeover measure should have reasonably short expiration periods of no longer than three years. We strongly oppose anti-takeover provisions that contain “continuing director” or “deferred redemption” provisions that seek to limit the discretion of a future board to redeem the plan.

9. Incorporation Site. Shareholder interests should be protected, regardless of the corporation’s domicile. Many jurisdictions have adopted statutes that protect companies from unfriendly takeovers, in some cases through laws that obscure or dilute directors’ fiduciary obligations to shareholders. TIAA-CREF will not support reincorporations to a new domicile if we believe the motivation is to take advantage of laws or judicial interpretations that reduce shareholder rights. We encourage boards to opt out of coverage under local laws mandating special anti-takeover protection.

10. Shareholder Access to the Board. Shareholders should have the ability to communicate effectively with the board of directors. Formal procedures should be created to enable shareholders to communicate their views and concerns directly to board members. The board of directors is responsible for representing shareholders’ interests. When the board fails to fulfill its governance responsibilities, shareholders should consider other means to ensure board responsiveness, including challenges to the current board.

11. Bundled Issues. Shareholders should have the right to vote on separate and distinct issues. The board should not combine disparate issues and present them for a single vote.

Executive Compensation

As described earlier, the board is responsible for ensuring that a compensation program is in place which will attract, retain and motivate strong management and which complies with the board’s equity policy. TIAA-CREF believes that aligning the rewards of employees with those of shareholders will enhance the long-term performance of the corporation, and compensation programs that are based on performance can play the critical role in this alignment. Thus, TIAA-CREF encourages the board to work with consultants who are independent of management to develop carefully designed cash pay, stock-based compensation and fringe benefit programs that are clearly understood by management and shareholders, and based on the following principles:

1. Compensation plans should be reasonable and fair by prevailing industry standards and able to withstand the critical scrutiny of investors, employees and the public at large.

2. Compensation plans should be understandable and appropriate to the corporation’s size, complexity and performance.

3. Disclosure to shareholders about executive compensation should be full and complete and should be adequate to enable a reasonably sophisticated investor to evaluate and assess the total compensation package as well as particular elements.

4. In setting compensation levels and incentive opportunities, the board should consider the individual’s experience, expertise, responsibilities and goals and objectives, in addition to overall corporate performance. The board should also consider comparative industry pay levels. However, surveys should be considered cautiously. Surveys that appear to call for stock option use inconsistent with the board’s equity policy or clearly in excess of levels that can be explained to shareholders should be disregarded.

5. Compensation plans should encourage employees to achieve performance objectives and in so doing, create long-term shareholder value subject to appropriate consideration of the firm’s reputation, integrity and ethical standards.

6. Compensation plans should be objectively linked to appropriate parameters of company performance, such as earnings, return on capital or other relevant financial or operational measures that are within the control of the executives who will receive the pay. Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

A. Equity-based Compensation

Shareholder interests are greatly affected by equity-based compensation plans. Equity-based compensation can be a critical element of compensation and can provide the greatest opportunity for the creation of wealth for managers whose efforts contribute to the creation of value for shareholders. Thus, equity-based compensation plans can offer the greatest incentives. At the same time, they can offer significant incentives for abuse. There is a need for regulatory organizations to require realistic accounting of the cost of equity-based plans to the company so as to eliminate the excesses that have diminished the usefulness of these plans to shareholders. As a matter of public policy, TIAA-CREF strongly advocates comprehensive disclosure and realistic accounting of equity-based plans, with the cost charged to the income statement. Further, we urge companies to consider the following principles when developing equity-based compensation plans:

1. The use of equity in compensation programs should be limited by the equity policy developed by the board of directors.

2. Equity-based plans should fully disclose the size of grants, potential value to recipients, cost to the company, and plan provisions that could have a material impact on the number and value of shares distributed. Disclosure should also include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

3. All plans that provide for the distribution of stock or stock options to employees and/or directors should be submitted to shareholders for approval.

4. Equity-based plans should emphasize restricted stock awards. Restricted stock more closely aligns the interests of executives with shareholders (as opposed to option grants), and the value to the recipient and cost to the corporation can be determined easily and tracked continuously.

5. Equity-based plans should make judicious use of stock option grants. When used in excess, option grants can provide management with incentives to promote the company’s stock price without necessarily improving its performance or long- term value. When stock options are awarded, a company should develop plans for performance-based options, which set performance hurdles to achieve vesting; premium options, with vesting dependent on attainment of a pre-determined appreciation of stock; and/or indexed options, with a strike price tied to an index. Accounting rules should provide a “level playing field” for consideration of these alternatives; fixed-price options should not receive more favorable accounting treatment. Companies should also require that stock obtained through exercise of options be held for substantial periods of time, apart from sales permitted to meet tax liabilities produced by such exercise.

6. Equity-based plans should specifically prohibit or severely restrict “mega grants,” which are grants of stock options of a value, at the time of grant, greater than a reasonable and explainable multiple of the recipient’s total cash compensation.

7. Equity-based plans should prohibit the issuance of stock or stock options that are timed to take advantage of non-public information with significant short-term implications for the stock price.

B. Fringe Benefits and Severance Agreements

Fringe benefits are an important component of the compensation plan and can have a significant impact on shareholders. They can be extremely complex, with high potential for unintended and unearned value transfer to management, and with unanticipated cost to the company. When developing fringe benefit plans, the board should be guided by the same principles of disclosure, reasonableness and fairness that guide development of other compensation plan components.

More specifically, pension plans and executive contracts provide opportunities for earnings transfer and corporate liabilities that must be carefully controlled. Executive pension plans should provide for retirement income formulas that are comparable (as a percentage of final average pay) to that of employees throughout the organization. Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlement to allow this total to be achieved; however, SERPs should not be used to enhance retirement benefits beyond that which is reasonable. The following principles should guide the development of SERPs:

1. The eligibility requirements and terms of all SERPs should be fully disclosed.

2. The value of the supplemental payment to which each eligible proxy-level executive is entitled should be estimated and disclosed.

3. “Constructive credit” should be used to replicate full service credit not exceed it.

4. Lump-sum distributions of the SERPs should be allowed; the discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

5. The total cost of all supplemental plan obligations should be estimated and disclosed.

Executive contracts and their costs also should be disclosed. Although they can be of substantial value to the corporation and its shareholders, they generally include severance arrangements that may produce substantial continuing obligations that go beyond reasonable parameters. Companies should not provide excessive perquisites during employment or in the post-retirement period. Severance arrangements should not provide contractual payments to executives who are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice, and full disclosure are requirements, and such contracts should protect the interests of the company as well as the executive.

Role of Independent Advisors

Independent advisors, including public accountants, law firms, investment bankers and consultants can be critical to the effectiveness of corporate governance and enhance the legal and regulatory compliance of the corporate client. The role of advisors and how they perform their professional responsibilities can also leave an indelible mark on a corporation’s public reputation. Accordingly, advisors should provide advice and support in the best interests of the corporate client as a whole and avoid any actual or appearance of conflict of interest or undue influence of senior management. Such advisors should not provide their professional skills and expertise to enable clients to engage in transactions or corporate practices that are primarily designed for the purpose of obscuring or disguising financial condition or to mislead the market in other material ways. If advisors reasonably understand that their professional engagement and advice is being misused for these purposes, they should seek to bring such matters to the attention of the independent directors.

If advisors are not reasonably satisfied that an appropriate response is forthcoming from the company, they should withdraw from the engagement and, if permitted by the advisor’s applicable rules of professional conduct, they should bring the matter to the attention of the appropriate regulator.

Governance of Companies Domiciled Outside the United States

Investment opportunities are increasingly spread around the globe, and in fact, the modern corporation is increasingly delocalized in its own operations and even its legal organization. Thus, the interplay of different laws, standards, and customary practices must be increasingly considered in evaluating the governance risks posed by any investment. Not every country should—or will—adopt common, “one-size-fits-all” codes of practice. Legal systems will continue to differ. This makes it all the more crucial to identify where differences in practice may lead to a significant departure from what most would agree are desirable corporate governance principles.

As the policy statements of international bodies (e.g., the International Corporate Governance Network, the Organization for Economic Cooperation and Development, and various advisory panels to the European Union) attest, there is widespread and growing agreement on many of the principles of corporate governance. But substantial resistance to certain of them still remains, such as the desirability of a market for corporate control, fair treatment of minority shareholders, and the accountability of directors to shareholders. TIAA-CREF will continue to be an active participant in the dialogue on these matters, meeting regularly with governments, shareholders, managers, regulators and exchange officials.

TIAA-CREF appreciates that our governance initiatives are most effective when taken in conjunction with significant institutions in a company’s country of origin. We also recognize the importance of understanding how other countries’ practices and structures of ownership may operate differently from a U.S. model.

As a concerned and responsible investor, TIAA-CREF votes its shares whenever possible. In accordance with this policy, we have a proxy voting group that is familiar with the voting procedures in every country in which we invest, and custodial arrangements which provide for such voting around the world. We try to identify, address and improve on mechanisms in other markets that produce impediments to effective foreign shareholder voting.

TIAA-CREF believes that it is incumbent upon any major public company, and particularly upon those that avail themselves of international capital markets, to take all reasonable steps to ensure that foreign shareholders can vote knowledgeably on issues of shareholder concern. To this end, we believe that our portfolio companies should:

1. Publish full proxy materials in at least one widely-read international language of importance to their body of foreign shareholders (most often this will be English).

2. Distribute such materials in a timely fashion so that international investors can make informed voting decisions and have sufficient time for the many extra steps normally entailed in voting shares from overseas.

3. Not encumber the voting process with additional requirements and procedures so that it is more difficult for a foreign shareholder to vote shares than for one resident in the country of origin.

4. Seek to ameliorate or eliminate particular practices such as the blocking of shares for a specified time before the shareholders’ meeting, which serve as a deterrent to share voting.

5. Confirm, if possible, that a given shareholders’ vote has been received, and describe how that vote was recorded.

6. Permit qualified institutional investors such as TIAA-CREF to participate in share exchanges and rights offerings on an equal basis with other investors.

Social Responsibility Issues

TIAA-CREF believes that building long-term shareholder value is consistent with directors’ giving careful consideration to issues of social responsibility and the common good. We recognize that efforts to promote good corporate citizenship may serve to enhance a company’s reputation and long-term economic performance, and we encourage boards of both U.S. and international companies to adopt policies and practices that promote corporate citizenship and establish open channels of communication with shareholders, employees, customers, suppliers and the larger community. In particular, we believe that the following concerns should be among the issues that companies address:

  The environmental impact of the corporation’s operations and products.
  Equal employment opportunities for all segments of the population.
  Employee training and development.
  Evaluation of corporate actions to ensure that these actions do not negatively affect the common good of the corporation’s communities and its constituencies.

In developing our proxy voting guidelines for social issues, we seek to balance fiduciary responsibility with a commitment to corporate social responsibility and a belief that companies should be allowed flexibility in dealing with these issues. We will evaluate whether or not a resolution is practical and reasonable when it seeks action on the part of a corporation, and whether or not the shareholder resolution process is the appropriate forum for addressing the issues raised by proponents. We may be sympathetic to the concerns raised by proponents but may not believe that the actions requested of the corporation provide an effective remedy for those issues. In such instances, TIAA-CREF will vote to abstain.

This approach to proxy voting is applied to a wide array of social issues. Our guidelines for voting on some of the more frequent issues are as follows:

Environmental Resolutions

TIAA-CREF generally will support resolutions that request reasonable disclosure about the environmental impact of a corporation’s operations and products. TIAA-CREF generally will not support proposals that would require companies to take highly specific actions or adopt very specific policies aimed at improving the environment. Exceptions may be made in cases where companies have extremely poor environmental records.

Human Rights Resolutions

TIAA-CREF generally will support resolutions that request reasonable reports concerning company activities in countries with records of repression of human rights. TIAA-CREF generally will not support resolutions that would mandate that a company take specific actions (such as withdrawing from a country) for the sole purpose of promoting a particular agenda.

Tobacco-Related Resolutions

TIAA-CREF generally will support proposals that call for increased disclosure about the risks of tobacco use and those that aim to reduce youth access to and use of tobacco products. TIAA-CREF generally will not support proposals that would require investment or divestment of a company’s assets and/or pension funds. We believe that each participant should have the choice of whether or not to invest in an account that uses non-financial criteria for its investment program.

Labor Issues Resolutions

TIAA-CREF generally will support proposals that call for a company to increase the diversity of its workforce and implement non-discrimination policies.

TIAA-CREF will consider on a case-by-case basis proposals concerning labor policies and practices. TIAA-CREF generally will support proposals that include reasonable requests and concern companies or countries where demonstrably egregious repression of human rights is found.

Dialogue Between TIAA-CREF and Companies

TIAA-CREF believes that its policies on corporate governance should be shaped and allowed to evolve in collaboration with the companies in which it invests. Accordingly, we will continue to take the following steps, which have proven valuable in the past: a) provide copies of this Policy Statement and subsequent editions to companies in which we invest and suggest that the companies distribute the Statement to all executive officers and directors; b) periodically seek suggestions from companies and knowledgeable observers for ways to improve our guidelines and to make them more useful to directors and senior management; c) arrange for occasional informal opportunities for company directors, managers, and TIAA-CREF managers to review the guidelines in the Policy Statement; and d) send copies of the Policy Statement to other large institutional investors and appropriate organizations, make them available upon request, and publish them for TIAA-CREF participants and participating institutions to review and offer suggestions for change.

We also communicate directly with companies where we perceive shortcomings in governance structure or policies. We engage in confidential discussions with board members and senior executives of the companies to explain our concerns and gain insights to their company. Our aim is to resolve privately any differences we may have. When these discussions fail to persuade us that management is responsive to shareholder interests, we may file shareholder proposals to build support for necessary change.

Appendix

Guidelines for Assessing Compensation Plans

Equity-Based Award Compensation

When voting on equity-based compensation plans, TIAA-CREF will consider the following elements of the plan:

A. Potential Dilution from Stock-Based Plans

Red Flag: Total potential dilution from existing and proposed compensation plans exceeds 15% over duration of plan(s) or 2% in any one year.

Override: Increase threshold to 25% for plans proposed by companies in human-capital-intensive industries in which coverage extends through at least middle management levels. Increase threshold to 20% for firms at the lower range of market equity capitalization.

Comment: The override conditions are each designed to address a specific consideration. The first addresses the needs of human-capital-intensive industries where generous stock-based grants may be necessary to attract and retain personnel and where significant contributions are made by individuals outside the ranks of senior management. The second override addresses the need to provide compensation with sufficient value at lower capitalization firms, since a given level of dilution has a lower economic value in a firm with lower market capitalization.

B.Excessive Run Rate from Actual Grants

Red Flag: In the most recent three years, potential dilution from stock and stock option grants averaged in excess of 2% per year.

Override: Increase threshold to 3% for plans proposed by companies in human-capital-intensive industries.

Comment: The “potential dilution” test described above is a snapshot at a given point in time. That test can miss excessive transfer of stock ownership over time, through stock plans, to executives and employees at companies that repeatedly return to the well for more options. This red flag for excessive run rates is based on actual grants at companies requesting shareholder approval for additional share authorizations for employee stock plans.

C. Reload Options

Red Flag: Proposal provides for granting reload options.

Override: None.

Comment: Reload options are automatically reloaded after exercise at the then-current market price. They enable the individual receiving them to reap the maximum potential benefit from option awards by allowing him or her to lock in increases in stock price that occur over the duration of the option with no attendant risk. This creates an additional divergence of interests between the shareholders and the option recipient, and an open-ended force for the dilution of shareholders’ equity.

D.Evergreen Option Plans

Red Flag: Plan contains an evergreen feature that has no termination date and reserves a specified percentage of the outstanding shares for award each year.

Override: None.

E.Option Mega Grants

Red Flag: Option grants that are excessive in relation to other forms of compensation, are out of proportion to compensation of other employees of the corporation, and/or represent excessive earnings transfer opportunities compared to the scale and/or success of the corporation.

F.Option Pricing

Red Flag: Unspecified exercise price or exercise price below 100% of fair market value on the date of the grant.

Override: None.

G.Restricted Stock

Red Flag: A plan limited to restricted stock exceeds 3% dilution, or, for an omnibus plan that potentially would allow award of restricted stock exceeding this level, the company has made grants of restricted stock exceeding 1% of outstanding shares over the last three years.

Override: Arguments for higher dilution from restricted stock may be considered on a case-by-case basis for small-cap companies, or as part of a program to reduce dilution related to prior use of stock options.

H.Coverage

Red Flag: Plan is limited to a small number of senior employees.

Override: Permits awards to a small number of employees at firms at the lower range of market equity capitalization.

I.Repricing Options

Red Flag: An option plan gives the company the ability to lower the exercise price of options already awarded where the market price of the stock has declined below the original exercise price (“underwater options”).

Override: The company has not repriced options in the past or has excluded senior executives and board members from any repricing and has tied any repricing to a significant reduction in the total number of outstanding options.

Comment: Repricing options after a decline in the stock price undermines the rationale for establishing an option plan in the first place. Repricing gives management a benefit unavailable to shareholders and thereby reduces the alignment of interests between shareholders and management.

J.Excess Discretion

Red Flag: Significant terms of awards — such as coverage , option price, or type of award provided for the proposed plan — are not specified in the proposal.

Override: None.

K. Bundling

Red Flag: Vote on executive compensation plan is coupled with vote on one or more unrelated proposals.

Override: None.

Fringe Benefits

• Support proposals that require shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

• Consider on a case-by-case basis proposals for prior shareholder ratification of all  “golden parachute” severance agreements. Voting decisions will depend on the corporate  governance profile and prior actions of the company.

• Support proposals to limit additions to supplemental executive retirement plans at the time of executives’ retirement.

PART C: OTHER INFORMATION

Item 23. Exhibits

(a)	Amended and Restated Declaration of Trust (1) and instruments adding Large-Cap Value, Small-Cap Equity, and Real Estate Securities Funds (4)

(b)	N/A

(c)	N/A

(d)	Investment advisory contract(1), the Amendment thereto dated September 3, 2002, (4) and the form of Amendment thereto(5)

(e)

(1) Participation/Distribution Agreement between Registrant, TIAA-CREF Life Insurance Company and TPIS(1) (2) Amendment to Participation/Distribution Agreement between Registrant, TIAA-CREF Life Insurance Company and TPIS, dated as of October 19, 2004 *

(f)

(1) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Long-Term Compensation Plan, as of January 1, 1998, as amended(6)

(2) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Deferred Compensation Plan, as of June 1, 1998, as amended(6)

(g)	Custodian agreement, as amended(4)

(h)	Participation/Distribution Agreement (see Exhibit (e) above)

(i)	Opinion and Consent of George W. Madison, Esq.*

(j)	(1) Consent of Sutherland Asbill & Brennan LLP*

(2) Consent of Ernst & Young LLP*

(k)	Omitted Financial Statements(2)

(l)	(1) Seed Money Agreements, dated November 30, 1998 and February 29, 2000(3)

(2) Seed Money Agreement, dated as of August 1, 2002(4)

(m)	N/A

(n)	N/A

(p)	Code of Ethics and Policy Statement on Personal Trading (For the TIAA-CREF Funds and Certain Related Entities)*

(1)	Filed on December 9, 1998 as an exhibit to Pre-Effective Amendment No. 1 to this Registration Statement.

(2)	Filed March 2, 2004 as part of the Form N-CSR of the TIAA-CREF Life Funds.

(3)	Filed March 28, 2000 as an exhibit to Post-Effective Amendment No. 3 to this Registration Statement.

(4)	Filed October 25, 2002 as an exhibit to Post-Effective Amendment No. 7 to this Registration Statement.

(5)	Filed April 29, 2003 as an exhibit to Post-Effective Amendment No. 9 to this Registration Statement.

(6)	Filed April 30, 2004 as an exhibit to Post-Effective Amendment No. 10 to this Registration Statement.

*	To be filed by amendment.

Item 24. Persons Controlled by or Under Common Control with the Fund

     As the ultimate parent, holding indirectly 100% of the voting securities of Teachers Advisors, Inc. (“Advisors”) investment adviser of Registrant, TIAA may be deemed to control Registrant (although Registrant does not concede such control). As the beneficial owner of more than 25% of the voting securities of one or more Funds (pursuant to the Seed Money Agreement), TIAA controls Registrant. Therefore, persons directly or indirectly controlled by TIAA may be deemed to be under common control with Registrant.

2 LPPA, LLC
485 Properties, LLC
730 Texas Forest Holdings, Inc.
730 Texas Forest Holdings II, Inc.
Ataya Hardwoods, LLC
Bethesda ARC, LLC
Bisys Crossings I, LLC
Boca 10 A & B LLC
Boca 10 C & D LLC
Boca 11 A LLC
Boca 11 B LLC

Boca 11 C & D LLC
Boca 11 E & F LLC
Boca 54 Land Associates LLC
College Credit Trust CTG & P, LLC
DAN Properties, Inc.
ETC Repackaging, Inc.
GA-Buckhead, L.L.C.
IL-161 Clark Street, L.L.C.
Illinois Teachers Properties, LLC
JV Georgia One, Inc.
JV Minnesota One, Inc.
JV North Carolina One, Inc.
JWL Properties, Inc.
Liberty Place Retail, Inc.
Light St. Partners LLP
M.O.A. Enterprises, Inc.
MOA Investors I, Inc.
NCDC Funding, LLC
ND Properties, Inc.
One Boston Place, LLC
One Boston Place Real Estate Investment Trust
Rouse-Teachers Holding Company
Rouse-Teachers Land Holdings, Inc.
Savannah Teachers Properties, Inc.
Storage Portfolio I, LLC
T114 Properties, Inc.
T-C Sports Co., Inc.
TCAM Core Property Fund GP LLC
TCAM Core Property Fund Operating GP LLC
TCAM Core Property Fund REIT LLC
TCT Holdings, Inc.
T-Investment Properties Corp.
T-Land Corp.
Teachers Advisors, Inc.
Teachers Boca Properties II, Inc.
Teachers Concourse, LLC
Teachers Mayflower, LLC
Teachers Michigan Properties, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Services, Inc.
Teachers REA, LLC
Teachers REA II, LLC
Teachers REA III, LLC
Teachers West, LLC
Ten Westport I, LLC

Ten Westport II, LLC
TIAA 485 Boca 54 LLC
TIAA 485 Clarendon, LLC
TIAA Advisory Services, LLC
TIAA Bay Isle Key II Member, LLC
TIAA Bay Isle Key II, LLC
TIAA Canada Retail Business Trust
TIAA CMBS I, LLC
TIAA Diamond Investor, LLC
TIAA European Funding Trust
TIAA Financial Services, LLC
TIAA Florida Mall, LLC
TIAA Franklin Square, LLC
TIAA-Fund Equities, Inc.
TIAA Global Markets, Inc.
TIAA Lakepointe, LLC
TIAA Miami International Mall, LLC
TIAA Realty, Inc.
TIAA Realty Capital Management, LLC
TIAA Retail Commercial LLC
TIAA-Shenandoah, LLC
TIAA Stafford-Harrison, LLC
TIAA SF One, LLC
TIAA Timberlands I, LLC
TIAA Timberlands II, LLC
TIAA The Reserve II Member, LLC
TIAA The Reserve II, LLC
TIAA Tri-State, LLC
TIAA West Town Mall, LLC
TIAA-CREF Enterprises, Inc.
TIAA-CREF Individual & Institutional Services, LLC
TIAA-CREF Investment Management, LLC
TIAA-CREF Life Insurance Company
TIAA-CREF Trust Company, FSB
TIAA-CREF Tuition Financing, Inc.
TREA Rockville, LLC
Twenty Westport I, LLC
Twenty Westport II, LLC
WA-WTC, L.L.C.
WRC Properties, Inc.

Notes

(1): All subsidiaries are Delaware entities except as follows:

a) Maryland entities: Light Street Partners, LLP, Rouse-Teachers Land Holdings, Inc. and One

Boston Place Real Estate Investment Trust

b) New York entities: College Credit Trust and TIAA-CREF Life Insurance Company

c) Pennsylvania non-stock, non-profit corporations: Liberty Place Retail, Inc. Teachers Pennsylvania Realty, Inc.

d) TIAA-CREF Trust Company, FSB is a Federal Savings Bank

e) Rouse-Teachers Holding Company is a Nevada corporation

(2): ND Properties, Inc. wholly or partially owns interests in four Delaware entities and fourteen foreign entities.

Item 25. Indemnification

     As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated August 13, 1998, as amended (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

     To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

     The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

     Advisors also provides investment management services to TIAA-CREF Institutional Mutual Funds, TIAA-CREF Mutual Funds and TIAA Separate Account VA-1. The directors of Advisors are Scott C. Evans, Erwin W. Martens and Elizabeth A. Monrad who are also Managers of TIAA-CREF Investment Management, LLC, which is a wholly owned subsidiary of TIAA and an investment advisor.

Item 27. Principal Underwriters

     Teachers Personal Investors Services, Inc. (“TPIS”) may be considered the principal underwriter for the Registrant. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

Item 28. Location of Accounts and Records

     All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant's home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, NY 10017-3206, and at the offices of the Registrant's custodian, JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918.

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of February, 2005.

TIAA-CREF LIFE FUNDS

By:	/s/ Bertram L. Scott

	Name:	Bertram L. Scott
	Title:	Executive Vice President and Principal Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bertram L. Scott	Executive Vice President	February 28, 2005
Bertram L. Scott	(Principal Executive Officer)

/s/ Elizabeth A. Monrad	Executive Vice President	February 28, 2005
Elizabeth A. Monrad	(Principal Financial and Accounting Officer)

SIGNATURE OF TRUSTEE	DATE	SIGNATURE OF TRUSTEE	DATE

*	2/28/05	*	2/28/05

Willard T. Carleton		Bridget A. Macaskill

*	2/28/05	*	2/28/05

Martin J. Gruber		Maceo K. Sloan

*	2/28/05	*	2/28/05

Nancy L. Jacob		Ahmed H. Zewail

*	2/28/05

Bevis Longstreth

*/s/ Stewart P. Greene	2/28/05

Stewart P. Greene
as attorney-in-fact